UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

AMENDMENT NO. 1

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

EMMIS COMMUNICATIONS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PRELIMINARY PROXY MATERIAL SUBJECT TO COMPLETION DATED APRIL 16, 2012

, 2012

Dear Shareholder:

The directors and officers of Emmis Communications Corporation join me in extending to you a cordial invitation to attend a special meeting of our shareholders. This meeting will be held on May,       , 2012 at         , local time, at our headquarters, One Emmis Plaza, 40 Monument Circle, Indianapolis, Indiana 46204.

The special meeting is being called to consider and vote upon proposals to (i) amend the terms of Emmis’ outstanding 6.25% Series A Cumulative Convertible Preferred Stock, par value $0.01 per share, that are set forth in Emmis’ second amended and restated articles of incorporation, and (ii) authorize our board of directors to amend Emmis’ second amended and restated articles of incorporation to effect, at any time until the earlier of (x) Emmis’ 2013 annual shareholders’ meeting or (y) June 30, 2013, a reverse stock split of Emmis’ common stock within a specified range of conversion. The proposed amendments are described in detail in the accompanying proxy statement.

The formal notice of this special meeting and the proxy statement appear on the following pages. After reading the proxy statement, please submit your proxy promptly by telephone or via the Internet in accordance with the instructions on the enclosed proxy card, or by marking, signing and returning a physical proxy card by mail, to ensure that your votes on the business matters of the meeting will be recorded.

We hope that you will attend this meeting. Whether or not you attend, we urge you to return your proxy promptly in the postage paid envelope provided. After returning the proxy, you may, of course, vote in person on all matters brought before the meeting.

We look forward to seeing you on          .

Sincerely,

Jeffrey H. Smulyan
Chief Executive Officer, President and Chairman of the Board

The accompanying proxy statement is dated             , 2012 and is first being mailed, along with the associated proxy card, to Emmis’ shareholders on or about              , 2012.

(This page intentionally left blank)

EMMIS COMMUNICATIONS CORPORATION
INDIANAPOLIS, INDIANA

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The special meeting of the shareholders of Emmis Communications Corporation will be held on                 , 2012, at             , local time, at One Emmis Plaza, 40 Monument Circle, Indianapolis, Indiana 46204.

The holders of Emmis’ Class A common stock, par value $0.01 per share (the “Class A Common Stock”), and Class B common stock, par value $0.01 per share (“Class B Common Stock,” and, together with the Class A Common Stock, the “Common Stock”), voting together as a single class, and the holders of Emmis’ 6.25% Series A Cumulative Convertible Preferred Stock, par value $0.01 per share (the “Preferred Stock”), voting as a separate class, will be asked to consider and vote on the following proposals to amend the terms of the Preferred Stock (the “Proposed Amendments”) that are set forth in Emmis’ second amended and restated articles of incorporation (the “Articles of Incorporation”):

(1)	cancel the amount of undeclared dividends in respect of the Preferred Stock that is accumulated but undeclared on or prior to the effectiveness of the Proposed Amendments;

(2)
change the designation of the Preferred Stock from “Cumulative” to “Non-Cumulative” and change the rights of the holders of the Preferred Stock such that dividends or distributions on the Preferred Stock will not accumulate unless declared by the board of directors and subsequently not paid  (and thereby effectively cancel associated rights to elect directors in the event of dividend arrearages);

(3)
cancel the restrictions on Emmis’ ability to pay dividends or make distributions on, or repurchase, its Common Stock or other junior stock prior to paying accumulated but undeclared dividends or distributions on the Preferred Stock;

(4)
change the ability of the holders of the Preferred Stock to require Emmis to repurchase all of such holders’ Preferred Stock upon certain going-private transactions in which an affiliate of Mr. Smulyan participates that do not constitute a change of control transaction, to cause the holders of the Preferred Stock to no longer have such ability;

(5)
change the ability of the holders of the Preferred Stock to convert all of such Preferred Stock to Class A Common Stock upon a change of control at specified conversion prices to cause the holders of the Preferred Stock to no longer have such ability;

(6)
change the ability of holders of the Preferred Stock to vote as a separate class on a plan of merger, share exchange, sale of assets or similar transaction to the ability to vote with the Common Stock on an as-converted basis (except as may otherwise be required by law); and

(7)
change the conversion price adjustment applicable to certain merger, reclassification and other transactions to provide that the Preferred Stock converts into the right to receive property that would have been receivable had such Preferred Stock been converted into Class A Common Stock immediately prior to such transaction.

In addition, the holders of Common Stock, voting together as a single class, will be asked to consider and vote on the following matters:

—
proposal to authorize the board of directors, in their discretion, to amend the Articles of Incorporation to effect, at any time until the earlier of (i) Emmis’ 2013 annual shareholders’ meeting (the “2013 Annual Meeting”) or (ii) June 30, 2013, a reverse stock split using a conversion ratio in a range of between one-for-three and one-for-eight of all of our outstanding shares of Class A Common Stock and Class B Common Stock (the “Reverse Stock Split Authorization”); and

—	transaction of any other business that may properly come before the meeting and any adjournments or postponements of the meeting.

The proposals to adopt the Proposed Amendments require:

—
the holders of Common Stock, voting together as a single class, casting more votes in favor than against the Proposed Amendments, assuming a quorum is present, with the shares of Class B Common Stock being entitled to ten votes per share, and

—	the affirmative vote of holders of at least 2/3 of the outstanding Preferred Stock, voting as a separate class.

If the Proposed Amendments are approved by the holders of Common Stock and the holders of Preferred Stock as described above, Emmis will file articles of amendment to the Articles of Incorporation that will amend and restate Exhibit A to the Articles of Incorporation to give effect to the Proposed Amendments. A copy of Exhibit A to the Articles of Incorporation, which shows the changes that would result from the Proposed Amendments, is attached to this Proxy Statement as Appendix 1, with deletions indicated by strikeouts and additions indicated by underlining. You should read the Proxy Statement and Appendix 1 in their entirety before voting.

The proposals to adopt the Proposed Amendments are expected to be approved by the holders of the Common Stock and Preferred Stock based on (i) the terms of total return swaps and voting agreements which Emmis entered into with certain holders of the Preferred Stock (including the Trustee of the 2012 Retention Plan Trust) and (ii) Mr. Jeffrey H. Smulyan’s intention to vote his shares of Common Stock in favor of the proposals to adopt the Proposed Amendments.

The proposal to approve the Reverse Stock Split Authorization requires the holders of Common Stock, voting together as a single class, casting more votes in favor than against the Reverse Stock Split Authorization, assuming a quorum is present, with the shares of Class B Common Stock being entitled to ten votes per share.

The proposal to approve the Reverse Stock Split Authorization is expected to be approved by the holders of the Common Stock based on Mr. Smulyan’s intention to vote his shares of Common Stock in favor of the proposal to approve the Reverse Stock Split Authorization.

The Emmis board of directors, with the exception of David Gale who was appointed as a director by the holders of the Preferred Stock, believes the Proposed Amendments will have a positive effect on the overall capital structure of Emmis, which will have a beneficial impact on holders of the Common Stock.  Accordingly, the board of directors, with the exception of Mr. Gale, believes that the Proposed Amendments are in the best interests of Emmis and the holders of the Common Stock and recommends that holders of the Common Stock vote FOR the Proposed Amendments.  Mr. Gale voted not to approve the Proposed Amendments because he believes there is no economic reason for the Proposed Amendments, other than to transfer wealth from the holders of Preferred Stock to the holders of Common Stock, and the Proposed Amendments use corporate resources to subvert the rights of holders of Preferred Stock and are not in the best interests of Emmis.  The Emmis board of directors is not making any recommendation as to whether holders of Preferred Stock (other than shares of Preferred Stock over which Emmis has the right to direct the vote) should vote for the Proposed Amendments and believes that each holder of Preferred Stock should make its own independent analysis and determination.

The Emmis board of directors believes the Reverse Stock Split Authorization is in the best interests of Emmis and the holders of the Common Stock and unanimously recommends that holders of the Common Stock vote FOR the Reverse Stock Split Authorization.

Only holders of record of Common Stock or Preferred Stock at the close of business on April 3, 2012 are entitled to notice of and to vote at this meeting and any adjournments or postponements of this meeting. The Proxy Statement and proxy card(s) are enclosed.

By order of the Board of Directors,

J. Scott Enright
Secretary

Indianapolis, Indiana

April  , 2012

IMPORTANT: Whether or not you plan to attend the special meeting, please promptly either complete, sign, date and mail the enclosed form of proxy or submit your proxy or voting instructions by telephone or Internet.  A self-addressed envelope is enclosed for your convenience.  Details are outlined in the enclosed proxy card.  If you hold Common Stock or Preferred Stock through a broker, dealer, trustee, bank or other nominee, you may be also able to submit your proxy or voting instructions by telephone or by Internet in accordance with the instructions your broker, dealer, trustee, bank or other nominee provides.  Returning a signed proxy will not prevent you from attending the meeting and voting in person, if you wish to do so.  Please note that if you execute multiple proxies, the last proxy you execute revokes all previous proxies.

i

EMMIS COMMUNICATIONS CORPORATION
ONE EMMIS PLAZA
40 MONUMENT CIRCLE
INDIANAPOLIS, INDIANA 46204

PROXY STATEMENT

Unless the context should otherwise require, Emmis Communications Corporation is referred to as “we,” “us,” “our,” “our company,” “the company” or “Emmis” in this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The summary information provided below in “question and answer” format is for your convenience only and is merely a brief description of material information contained in this Proxy Statement. You should carefully read this Proxy Statement in its entirety.

Questions and Answers that are Applicable to All Emmis Shareholders

Q:           What is this document, and why am I receiving it?

This document is a Proxy Statement with respect to a solicitation of proxies from holders of the Common Stock and the Preferred Stock of Emmis.  If you hold either Common Stock or Preferred Stock, we are asking you to provide proxies with respect to proposals to make the Proposed Amendments to the terms of the Preferred Stock. If you hold Common Stock, we are also asking you to provide proxies with respect to the proposal to authorize the board of directors, in their discretion, to amend the Articles of Incorporation to effect, at any time until the earlier of (i) the 2013 Annual Meeting or (ii) June 30, 2013, a reverse stock split using a conversion ratio in a range of between one-for-three and one-for-eight of all of our outstanding shares of Class A Common Stock and Class B Common Stock.  Under Indiana law, holders of common stock must be allowed to vote on proposals to amend a company’s articles of incorporation, even if the amendment only affects rights of preferred shareholders. The requisite votes of holders of both the Common Stock and the Preferred Stock are required in order to adopt the Proposed Amendments, and the requisite votes of holders of the Common Stock are required in order to approve the Reverse Stock Split Authorization.

Q:           What am I voting on?

If you hold shares of Common Stock, you are being asked to consider and vote on the approval of the Proposed Amendments (as set forth in Appendix 1 to this accompanying Proxy Statement) and the Reverse Stock Split Authorization.

If you hold shares of Preferred Stock, you are being asked to consider and vote on the approval of the Proposed Amendments (as set forth in Appendix 1 to this accompanying Proxy Statement).

Q:           What are the Proposed Amendments?

The Proposed Amendments would amend the terms of the Preferred Stock that are set forth in the Articles of Incorporation to:

—	cancel the amount of undeclared dividends in respect of the Preferred Stock that is accumulated but undeclared on or prior to the effectiveness of the Proposed Amendments;

—
change the designation of the Preferred Stock from “Cumulative” to “Non-Cumulative” and change the rights of the holders of the Preferred Stock such that dividends or distributions on the Preferred Stock will not accumulate unless declared by the board of directors and subsequently not paid  (and thereby effectively cancel associated rights to elect directors in the event of dividend arrearages);

—
cancel the restrictions on Emmis’ ability to pay dividends or make distributions on, or repurchase, its Common Stock or other junior stock prior to paying accumulated but undeclared dividends or distributions on the Preferred Stock;

—
change the ability of the holders of the Preferred Stock to require Emmis to repurchase all of such holders’ Preferred Stock upon certain going-private transactions in which an affiliate of Mr. Smulyan participates that do not constitute a change of control transaction, to cause the holders of the Preferred Stock to no longer have such ability;

—
change the ability of the holders of the Preferred Stock to convert all of such Preferred Stock to Class A Common Stock upon a change of control at specified conversion prices to cause the holders of the Preferred Stock to no longer have such ability;

—
change the ability of holders of the Preferred Stock to vote as a separate class on a plan of merger, share exchange, sale of assets or similar transaction to the ability to vote with the Common Stock on an as-converted basis (except as may otherwise be required by law); and

—
change the conversion price adjustment applicable to certain merger, reclassification and other transactions to provide that the Preferred Stock converts into the right to receive property that would have been receivable had such Preferred Stock been converted into Class A Common Stock immediately prior to such transaction.

Q:           How many votes are needed for approval of each proposal?

The proposals to adopt the Proposed Amendments require:

—
the holders of Common Stock, voting together as a single class, casting more votes in favor than against the Proposed Amendments, assuming a quorum is present, with the shares of Class B Common Stock being entitled to ten votes per share, and

—	the affirmative votes of holders of at least 2/3 of the outstanding Preferred Stock, voting as a separate class.

The proposal to approve the Reverse Stock Split Authorization requires the holders of Common Stock, voting together as a single class, casting more votes in favor than against the Reverse Stock Split Authorization, assuming a quorum is present, with the shares of Class B Common Stock being entitled to ten votes per share.

As of April 3, 2012, Mr. Jeffrey H. Smulyan, Chairman, Chief Executive Officer and President of Emmis, directly or indirectly owns shares of Common Stock entitling him to cast approximately 58.2% of the votes able to be cast by holders of Common Stock at the special meeting. Mr. Smulyan intends to vote his shares of Common Stock in favor of the proposals to approve the Proposed Amendments and the Reverse Stock Split Authorization, so the proposals are expected to be approved by the requisite holders of the Common Stock.

As of the date of this Proxy Statement, pursuant to the terms of total return swaps and voting agreements entered into with the 2012 Retention Plan Trust and certain other holders of Preferred Stock, Emmis has the right to direct the vote of 1,884,679 outstanding shares of Preferred Stock, representing approximately 66.8% of the outstanding Preferred Stock.  Emmis intends to direct the vote of these shares of Preferred Stock in favor of the proposals to adopt the Proposed Amendments, so the proposals to adopt the Proposed Amendments are expected to be approved by the requisite holders of the Preferred Stock.

Q:	Has the board of directors made any recommendation with respect to the Proxy Solicitation?

Our board of directors, with the exception of David Gale who was appointed as a director by the holders of the Preferred Stock, believes that the Proposed Amendments will (i) provide Emmis with greater flexibility in recapitalizing and improving its balance sheet by reducing the amount of accumulated but undeclared Preferred

Stock dividends in arrears under Emmis’ existing capital structure, (ii) enhance the value of the Common Stock by changing provisions of the Preferred Stock that restrict distributions on Common Stock, mergers, change of control transactions and going private transactions that do not otherwise constitute a change of control and (iii) reduce Emmis’ leverage ratio under the formula applied by one or more rating agencies and therefore improve our position as reported by such agencies by simplifying Emmis’ existing capital structure and enhancing Emmis’ overall leverage profile from a rating agency perspective.  Accordingly, the board of directors, with the exception of Mr. Gale, believes the Proposed Amendments are in the best interests of Emmis and the holders of the Common Stock and recommends that holders of the Common Stock vote FOR the Proposed Amendments.
Mr. Gale voted not to approve the Proposed Amendments because he believes there is no economic reason for the Proposed Amendments, other than to transfer wealth from the holders of Preferred Stock to the holders of Common Stock, and the Proposed Amendments use corporate resources to subvert the rights of holders of Preferred Stock and are not in the best interests of Emmis.

Our board of directors is not making any recommendation as to whether holders of Preferred Stock (other than shares of Preferred Stock over which Emmis has the right to direct the vote) should vote for the Proposed Amendments. Our board of directors has determined that the Proposed Amendments create a conflict between the interests of the company and holders of Common Stock on the one hand, and the interests of holders of Preferred Stock on the other hand, and determined that as a result of the conflict it would be inappropriate to make a recommendation to holders of Preferred Stock with respect to the approval of the Proposed Amendments.  In considering the Proposed Amendments, holders of Preferred Stock should consider the circumstances surrounding the Proposed Amendments, including the background of the Proposed Amendments, the conflicts of interest inherent therein and the lack of a recommendation by our board of directors.

Our board of directors believes the Reverse Stock Split Authorization is in the best interests of Emmis and the holders of the Common Stock and unanimously recommends that holders of the Common Stock vote FOR the Reverse Stock Split Authorization.

Questions and Answers that are Primarily Applicable to Holders of Common Stock

Q:	What effect will the Proposed Amendments have on the value of my Class A Common Stock?

As noted above, our board of directors, with the exception of David Gale who was appointed as a director by the holders of the Preferred Stock, believes the Proposed Amendments are in the best interests of Emmis and the holders of the Class A Common Stock and recommends that holders of the Class A Common Stock vote FOR the Proposed Amendments.  Our board of directors, with the exception of Mr. Gale, believes that the adoption of the Proposed Amendments will have a positive effect on the overall capital structure of Emmis, which will have a beneficial impact on holders of the Class A Common Stock.

Q:           Why is the board of directors asking us to authorize an amendment to the Articles of Incorporation to effect a reverse stock split?

We received a letter from The Nasdaq Stock Market LLC on February 28, 2012, stating that because we had not regained compliance with the $1.00 minimum bid price requirement for continued listing, as set forth in Nasdaq Listing Rule 5450(a)(1), our Class A Common Stock would be subject to delisting unless we request a hearing before a Nasdaq Hearings Panel (the “Panel”).  We requested a hearing before the Panel, which stayed the delisting action and allowed the continued listing of the Class A Common Stock on The Nasdaq Global Select Market until the Panel renders a decision subsequent to the hearing.  At the hearing, we presented a plan to regain compliance with the $1.00 minimum bid price requirement for continued listing that included a commitment to effect a reverse stock split if necessary to regain compliance with the minimum bid requirement.  The proposal for the Reverse Stock Split Authorization, if approved, will authorize our board of directors, in their discretion, to amend the Articles of Incorporation to effect, at any time until the earlier of (i) the 2013 Annual Meeting or (ii) June 30, 2013, a reverse stock split using a conversion ratio in a range of between one-for-three and one-for-eight of all of our outstanding shares of Class A Common Stock and Class B Common Stock. Our board of directors has proposed the Reverse Stock Split Authorization for shareholder approval primarily to facilitate the continued listing of our Class A Common Stock on the Nasdaq Global Select Market.

Q:	What effect will the Reverse Stock Split Authorization have on my Class A Common Stock?
The proposal for the Reverse Stock Split Authorization, if approved, will authorize our board of directors, in their discretion, to amend the Articles of Incorporation to effect, at any time until the earlier of (i) the 2013 Annual Meeting or (ii) June 30, 2013, a reverse stock split using a conversion ratio in a range of between one-for-three and one-for-eight of all of our outstanding shares of Class A Common Stock and Class B Common Stock.  The reverse stock split would not affect any holder’s percentage ownership interest in Emmis, except that any fractional share resulting from the reverse stock split would be cancelled and converted in to the right to receive cash (without interest or deduction) in lieu of such fractional shares, as described more fully in “Proposal 8: Approval of the Reverse Stock Split Authorization.”

Our board of directors believes the Reverse Stock Split Authorization is in the best interests of Emmis and the holders of the Common Stock and unanimously recommends that holders of the Common Stock vote FOR the Reverse Stock Split Authorization.  Our board of directors has proposed the Reverse Stock Split Authorization for shareholder approval primarily to facilitate the continued listing of the Class A Common Stock on the Nasdaq Global Select Market. For more information on the Reverse Stock Split Authorization, see “Proposal 8: Approval of the Reverse Stock Split Authorization.”

Q:	Will the Class A Common Stock vote on the proposals separately from the Class B Common Stock?

No.  The shares of Class A Common Stock and Class B Common Stock will vote together on the proposals as a single class.

Question and Answer that are Primarily Applicable to Holders of Preferred Stock

Q:	Will anything happen to my Preferred Stock if the Proposed Amendments are adopted?

Yes.  The Proposed Amendments will amend the rights and privileges of the Preferred Stock.  You should read the sections of this Proxy Statement relating to the Proposed Amendments to determine whether to submit a proxy or vote your shares of Preferred Stock in favor of the proposals to adopt the Proposed Amendments.  See “Proposals 1-7: Approval of Proposed Amendments” and “Appendix 1.”

General Questions and Answers

Q:           When and where is the special meeting?

The special meeting will be held on                 , 2012, at             , local time, at One Emmis Plaza, 40 Monument Circle, Indianapolis, Indiana 46204.

Q:           What will be voted on at the special meeting?

Holders of Common Stock will vote on the proposals to approve the Proposed Amendments and the Reverse Stock Split Authorization, and holders of Preferred Stock will vote on the proposals to approve the Proposed Amendments.  The special meeting will also allow the transaction of any other business that may properly come before the special meeting and any adjournments or postponements of the special meeting.

Q:           Who is entitled to vote at the special meeting?

Only holders of record of our Common Stock or Preferred Stock at the close of business on April 3, 2012 are entitled to notice of and to vote at the special meeting and any adjournments or postponements of the special meeting. As of April 3, 2012, 34,042,279 shares of Class A Common Stock, 4,722,684 shares of Class B Common Stock and 2,822,320 shares of Preferred Stock were issued and outstanding. As of April 3, 2012, there were no shares of Class C common stock issued or outstanding.

Q:           How do I vote?
You may attend the special meeting and vote in person or you can vote by proxy. To vote by proxy, sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not indicate your voting preferences, we will vote on your behalf FOR the proposals to adopt the Proposed Amendments.
If you mark “abstain” on your proxy card, your shares will be counted as present for purposes of determining the presence of a quorum. You have the right to revoke your proxy at any time before the meeting by either notifying our corporate secretary or returning a later-dated proxy. You may also revoke your proxy by voting in person at the special meeting.

If you hold your shares through a broker, you should contact your broker to determine the procedure by which you can vote on these proposals. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the meeting.

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

Your broker will vote your shares only if you provide written instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q:           What does it mean if I get more than one proxy card?

If you receive more than one proxy card, it means you hold shares registered in more than one account or may hold more than one class of shares.  Sign and return ALL proxy cards to ensure that all your shares are voted.

Q:	What are the voting rights of the Class A Common Stock and the Class B Common Stock?

For all matters to be addressed at the special meeting, each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to ten votes. In this case, the Class A and Class B Common Stock vote together as a single class.

Q:           What are the voting rights of the Preferred Stock?

Each share of the Preferred Stock is entitled to one vote, voting separately as a class, with respect to Proposals 1-7: Approval of the Proposed Amendments.  The Preferred Stock has no voting rights with respect to any other matter that might come up at the special meeting.

Q:           Who will count the votes?

Representatives of Broadridge Financial Solutions, Inc. will count the votes.

Q:           What constitutes a quorum?

A majority of the combined voting power of the outstanding Class A and Class B Common Stock, and a majority of the voting power of the Preferred Stock, entitled to vote at the meeting constitutes a quorum for the special meeting (i.e., counting one vote for each share of outstanding Class A Common Stock, ten votes for each share of outstanding Class B Common Stock and one vote for each share of outstanding Preferred Stock, present in person or represented by proxy). No additional quorum requirements apply to matters on which the holders of Class A and Class B Common Stock will vote together as a single class.

Q:           What do I need to do now?

First, read this Proxy Statement carefully.  Then, you should complete, sign and mail your proxy card in the enclosed return envelope as soon as possible.

Q:	How can I change my vote?

You may revoke your proxy at any time before it is exercised by:

—	sending in a later-dated, signed proxy card or a written revocation before the special meeting; or

—	attending the special meeting and voting in person (your attendance at the special meeting will not in and of itself constitute a revocation of your proxy).

Any written notice of revocation, or later dated proxy, should be delivered to:

Emmis Communications Corporation
One Emmis Plaza
40 Monument Circle
Indianapolis, Indiana 46204
Attention: J. Scott Enright, Secretary

Alternatively, you may hand deliver a written revocation notice, or a later dated proxy, to the Secretary at the special meeting before we begin voting.

If your shares are held by a bank, broker or other nominee, you must follow the instructions provided by the bank, broker or other nominee if you wish to change your vote.

Q:	How can I obtain directions to attend the special meeting in person?

If you need directions to the location of the special meeting, please contact our Investor Relations Department by e-mail at ir@emmis.com or toll-free by phone at (866) 366-4703.

Q:           What do I do if I have additional questions?

If you have any questions prior to the special meeting, please contact our Investor Relations Department by e-mail at ir@emmis.com or toll-free by phone at (866) 366-4703.

SUMMARY OF THE PROXY SOLICITATIONS

The following is a summary of certain aspects of the Proxy Solicitations.  Please refer to “Proposal 1-7: Approval of the Proposed Amendments”  and “Proposal 8: Approval of the Reverse Stock Split Authorization” for complete information regarding the terms of the Proxy Solicitations.

Special Meeting
The special meeting of the shareholders of Emmis Communications Corporation will be held on                 ,                    , 2012, at             , local time, at One Emmis Plaza, 40 Monument Circle, Indianapolis, Indiana 46204.  The shareholders of Emmis will consider the Proposed Amendments and the Reverse Stock Split Authorization at the special meeting.  A copy of Exhibit A to the Articles of Incorporation, which shows the changes that would result from the Proposed Amendments, is attached to this Proxy Statement as Appendix 1, with deletions indicated by strikeouts and additions indicated by underlining.  Shareholders should read Appendix 1 in its entirety.

Recommendation for
the Proposed Amendments
Our board of directors, with the exception of David Gale who was appointed as a director by the holders of the Preferred Stock, believes that the Proposed Amendments will (i) provide Emmis with greater flexibility in recapitalizing and improving its balance sheet by reducing the amount of accumulated but undeclared Preferred Stock dividends in arrears under Emmis’ existing capital structure, (ii) enhance the value of the Common Stock by changing provisions of the Preferred Stock that restrict distributions on Common Stock, mergers, change of control transactions and going private transactions that do not otherwise constitute a change of control and (iii) reduce Emmis’ leverage ratio under the formula applied by one or more rating agencies and therefore improve our position as reported by such agencies by simplifying Emmis’ existing capital structure and enhancing Emmis’ overall leverage profile from a rating agency perspective.  Accordingly, the board of directors, with the exception of Mr. Gale, believes the Proposed Amendments are in the best interests of Emmis and the holders of the Common Stock and recommends that holders of the Common Stock vote FOR the Proposed Amendments.  Mr. Gale voted not to approve the Proposed Amendments because he believes there is no economic reason for the Proposed Amendments, other than to transfer wealth from the holders of Preferred Stock to the holders of Common Stock, and the Proposed Amendments use corporate resources to subvert the rights of holders of Preferred Stock and are not in the best interests of Emmis.

The board of directors is not making any recommendation as to whether holders of Preferred Stock (other than shares of Preferred Stock over which Emmis has the right to direct the vote) should vote for the Proposed Amendments. The board of directors has determined that the Proposed Amendments create a conflict between the interests of the company and holders of Common Stock on the one hand, and the interests of holders of Preferred Stock on the other hand, and determined that as a result of the conflict it would be inappropriate to make a recommendation to holders of Preferred Stock with respect to the approval of the Proposed Amendments.

In considering the Proposed Amendments, holders of Preferred Stock should consider the circumstances surrounding the Proposed Amendments, including the background of the Proposed Amendments, the conflicts of interest inherent therein and the lack of a recommendation by the board of directors.

Recommendation for the
Reverse Stock Split Authorization
The board of directors believes the Reverse Stock Split Authorization is in the best interests of Emmis and the holders of the Common Stock and unanimously recommends that holders of the Common Stock vote FOR the Reverse Stock Split Authorization.

Record Date	Holders of record of Class A Common Stock, Class B Common Stock and/or Preferred Stock as of April 3, 2012 will be entitled to vote those shares of stock at the special meeting.

Preferred Stock	We are soliciting proxies from holders of record, as of April 3, 2012, of the Preferred Stock to vote at the special meeting in favor of the following Proposed Amendments to:

—	cancel the amount of undeclared dividends in respect of the Preferred Stock that is accumulated but undeclared on or prior to the effectiveness of the Proposed Amendments;

—
change the designation of the Preferred Stock from “Cumulative” to “Non-Cumulative” and change the rights of the holders of the Preferred Stock such that dividends or distributions on the Preferred Stock will not accumulate unless declared by the board of directors and subsequently not paid  (and thereby effectively cancel associated rights to elect directors in the event of dividend arrearages);

—
cancel the restrictions on Emmis’ ability to pay dividends or make distributions on, or repurchase, its Common Stock or other junior stock prior to paying accumulated but undeclared dividends or distributions on the Preferred Stock;

—
change the ability of the holders of the Preferred Stock to require Emmis to repurchase all of such holders’ Preferred Stock upon certain going-private transactions in which an affiliate of Mr. Smulyan participates that do not constitute a change of control transaction, to cause the holders of the Preferred Stock to no longer have such ability;

—
change the ability of the holders of the Preferred Stock to convert all of such Preferred Stock to Class A Common Stock upon a change of control at specified conversion prices to cause the holders of the Preferred Stock to no longer have such ability;

—
change the ability of holders of the Preferred Stock to vote as a separate class on a plan of merger, share exchange, sale of assets or similar transaction to the ability to vote with the Common Stock on an as-converted basis (except as may otherwise be required by law); and

—
change the conversion price adjustment applicable to certain merger, reclassification and other transactions to provide that the Preferred Stock converts into the right to receive property that would have been receivable had such Preferred Stock been converted into Class A Common Stock immediately prior to such transaction.

The affirmative vote of holders of at least 2/3 of the outstanding shares of Preferred Stock will be required in order to adopt the Proposed Amendments.  Holders of Preferred Stock must submit proxies in the Proxy Solicitation in order to vote in favor of the Proposed Amendments.  As of the record date, there were 2,822,320 shares of Preferred Stock outstanding.

Emmis has the right to direct approximately 66.8% of the votes eligible to be cast by holders of the Preferred Stock with respect to the Proposed Amendments and intends to direct such votes in favor of the proposals to adopt the Proposed Amendments.  Therefore, the proposals to adopt the Proposed Amendments are expected to be approved by the requisite holders of the Preferred Stock.

Common Stock
We are also soliciting proxies from holders of record, as of April 3, 2012, of Class A and Class B Common Stock, voting together as a single class, to vote at the special meeting in favor of the following Proposed Amendments to:

—	cancel the amount of undeclared dividends in respect of the Preferred Stock that is accumulated but undeclared on or prior to the effectiveness of the Proposed Amendments;

—
change the designation of the Preferred Stock from “Cumulative” to “Non-Cumulative” and change the rights of the holders of the Preferred Stock such that dividends or distributions on the Preferred Stock will not accumulate unless declared by the board of directors and subsequently not paid  (and thereby effectively cancel associated rights to elect directors in the event of dividend arrearages);

—
cancel the restrictions on Emmis’ ability to pay dividends or make distributions on, or repurchase, its Common Stock or other junior stock prior to paying accumulated but undeclared dividends or distributions on the Preferred Stock;

—
change the ability of the holders of the Preferred Stock to require Emmis to repurchase all of such holders’ Preferred Stock upon certain going-private transactions in which an affiliate of Mr. Smulyan participates that do not constitute a change of control transaction, to cause the holders of the Preferred Stock to no longer have such ability;

—
change the ability of the holders of the Preferred Stock to convert all of such Preferred Stock to Class A Common Stock upon a change of control at specified conversion prices to cause the holders of the Preferred Stock to no longer have such ability;

—
change the ability of holders of the Preferred Stock to vote as a separate class on a plan of merger, share exchange, sale of assets or similar transaction to the ability to vote with the Common Stock on an as-converted basis (except as may otherwise be required by law); and

—
change the conversion price adjustment applicable to certain merger, reclassification and other transactions to provide that the Preferred Stock converts into the right to receive property that would have been receivable had such Preferred Stock been converted into Class A Common Stock immediately prior to such transaction.

In addition, we are soliciting proxies from holders of record, as of April 3, 2012, of Class A and Class B Common Stock, voting together as a single class, to vote at the special meeting in favor of the Reverse Stock Split Authorization, which will authorize the board of directors, in their discretion, to  amend the Articles of Incorporation to effect, at any time until the earlier of (i) the 2013 Annual Meeting or (ii) June 30, 2013, a reverse stock split using a conversion ratio in a range of between one-for-three and one-for-eight of all of our outstanding shares of Class A Common Stock and Class B Common Stock.

The holders of Common Stock, voting together as a single class, casting more votes in favor than against the Proposed Amendments and the Reverse Stock Split Authorization, respectively, assuming a quorum is present, with the shares of Class B Common Stock being entitled to ten votes per share, will be required in order to approve the Proposed Amendments and the Reverse Stock Split Authorization. As of the record date, there were outstanding 34,042,279 shares of Class A Common Stock, with one vote per share on each of the Proposed Amendments and the Reverse Stock Split Authorization, and 4,722,684 shares of Class B Common Stock, with ten votes per share on each of the Proposed Amendments and the Reverse Stock Split Authorization.

As of April 3, 2012, Mr. Smulyan directly or indirectly owns shares of Common Stock entitling him to cast approximately 58.2% of the votes able to be cast by holders of Common Stock at the special meeting.  Mr. Smulyan intends to vote his shares of Common Stock in favor of the proposals to approve the Proposed Amendments and the Reverse Stock Split Authorization, so the proposals are expected to be approved by the requisite holders of the Common Stock.

Abstentions and Broker Non-Votes
If you mark “abstain” on your proxy card, your shares will be counted as present for purposes of determining the presence of a quorum. If your Common Stock or Preferred Stock are held in “street name” or through nominees, brokers and other nominees will not be permitted to vote on the Proposed Amendments or the Reverse Stock Split Authorization unless instructed by you since the Proposed Amendments and the Reverse Stock Split Authorization are not “routine matters” for purposes of the Nasdaq rules. Proxies submitted by brokers and other nominees who do not indicate a vote for the proposals because the holders do not have discretionary voting authority and have not received instructions from the beneficial owners on how to vote on those proposals are called “broker non-votes.” Abstentions and broker non-votes will not affect the voting on the

Proposed Amendments or the Reverse Stock Split Authorization for shares of Class A and Class B Common Stock, but will have the same effect as voting against the Proposed Amendments for shares of Preferred Stock.

Required Vote in order to
Adopt the Proposed Amendments	In order to adopt the Proposed Amendments, the requisite vote of holders of both the Preferred Stock and the Common Stock, as described above, will be required.

Required Vote in order to Approve
the Reverse Stock Split Authorization	In order to approve the Reverse Stock Split Authorization, the requisite vote of holders of the Common Stock, as described above, will be required.

Revocation of Proxies
You may change your vote if you send in a later-dated, signed proxy card or a written revocation with respect to your Common Stock or Preferred Stock, as applicable, prior to the special meeting.  You can also attend the special meeting and vote in person or hand deliver a written revocation notice, or a later dated proxy, at the special meeting before voting commences.

FORWARD-LOOKING STATEMENTS

This Proxy Statement includes or incorporates “forward-looking statements,” as defined in the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).  You can identify these forward-looking statements by our use of words such as “intend,” “plan,” “may,” “will,” “project,” “estimate,” “anticipate,” “believe,” “expect,” “continue,” “potential,” “opportunity” and similar expressions, whether in the negative or affirmative.  Such statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from any future result, performance or achievement expressed or implied by such forward-looking statement. Such factors include, among others:

—	general economic and business conditions;

—	fluctuations in the demand for advertising and demand for different types of advertising media;

—	our ability to service our outstanding debt;

—	increased competition in our markets and the broadcasting industry;

—	our ability to attract and secure programming, on-air talent, writers and photographers;

—	inability to obtain (or to obtain timely) necessary approvals for purchase or sale transactions or to complete the transactions for other reasons generally beyond our control;

—	increases in the costs of programming, including on-air talent;

—	inability to grow through suitable acquisitions;

—	changes in audience measurement systems

—	new or changing regulations of the Federal Communications Commission or other governmental agencies;

—	competition from new or different technologies;

—	war, terrorist acts or political instability; and

—	other factors mentioned in documents filed by the company with the Securities and Exchange Commission.

In addition, the forward-looking statements do not reflect the potential impact of any future acquisitions, mergers or dispositions.  We undertake no obligation to update or revise any forward-looking statements because of new information, future events or otherwise.

PROPOSALS 1-7: APPROVAL OF THE PROPOSED AMENDMENTS

Background

In October 1999, Emmis completed an offering of 2,875,000 shares of the Preferred Stock. In connection with that offering, Emmis amended its articles of incorporation to state the rights and other terms associated with the Preferred Stock.  The Preferred Stock includes various provisions entitling the holders thereof to certain rights, including the following:

—
the right to receive cumulative dividends in respect of the outstanding shares of Preferred Stock at a rate per annum equal to 6.25%, which accumulate whether or not declared but are only payable when, and if, declared;

—	the right to nominate directors to Emmis’ board of directors as a result of arrearages in dividends;

—
restrictions on Emmis’ ability to pay dividends or make distributions on, or repurchase, its common stock prior to paying accumulated but undeclared dividends in arrears or distributions on the Preferred Stock; and

—	the right to convert shares of Preferred Stock to Class A Common Stock upon a change of control at specified conversion prices.

In June 2005, Emmis amended its second amended and restated articles of incorporation to provide the holders of the Preferred Stock the right to require Emmis to repurchase such holders’ Preferred Stock upon certain going-private transactions.  Pursuant to the Articles of Incorporation, the holders of shares of Preferred Stock are entitled to require the Company to effect a redemption of their shares of Preferred Stock in the event of a going-private transaction that is a Rule 13e-3 Transaction (as defined in Rule 13e-3(a)(3) under the Exchange Act, which includes any such transaction with an affiliate of Mr. Smulyan) that does not otherwise constitute a change of control of Emmis, at a redemption price of $50 per share of Preferred Stock, plus any accumulated but undeclared dividends in arrears.  The redemption price as of April 15, 2012, was $62.12 per share of Preferred Stock (based on a liquidation preference of $50 per share and accumulated but undeclared dividends in arrears of $12.12 per share).

On May 7, 2006, ECC Acquisition, Inc. (“ECC”), an entity affiliated with Mr. Smulyan made a tender offer to acquire all of the outstanding shares of Class A Common Stock at an offer price of $15.25 per share, which would have been followed by the redemption of all of the outstanding shares of Preferred Stock at par.  On August 4, 2006,  ECC sent a letter to the board of directors withdrawing the offer after ECC failed to reach an agreement on price with a special committee of independent directors formed by the board of directors.

On June 2, 2010, JS Acquisition, Inc. (“JS Acquisition”), an entity affiliated with Mr. Smulyan, launched a cash tender offer to purchase all of the outstanding shares of  Class A Common Stock at an offer price of $2.40 per share (the “Tender Offer”) and on July 6, 2010, Emmis commenced an exchange offer to issue up to $84.275 million of new 12% PIK Senior Subordinated Notes due 2017 in exchange for shares of Preferred Stock at a rate of $30.00 principal amount of notes for each $50.00 liquidation preference of Preferred Stock (the “Exchange Offer” and together with the Tender Offer, the “2010 Transactions”).  The 2010 Transactions were terminated on September 8, 2010 after the vote of Emmis’ holders of shares of Class A Common Stock and Preferred Stock required to amend the terms of the Preferred Stock, which was a condition precedent to the consummation of the 2010 Transactions, was not obtained.

For several years, our board of directors has recognized the need to, among other things, enhance the value of our Common Stock to the holders thereof, rationalize our capital structure and reduce our leverage ratio under the formulas used by one or more rating agencies. In this regard, our board of directors determined that it would be in the best interests of Emmis and the holders of our Common Stock to commence a program that would provide Emmis with flexibility to amend the terms of the Preferred Stock, if it so chose, whereby Emmis would enter into total return swaps with respect to certain outstanding shares of Preferred Stock and/or purchase shares of Preferred Stock and to acquire the right to vote, or to direct the vote, of shares of Preferred Stock, through voting agreements or otherwise.

On November 10, 2011, Emmis entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with Zell Credit Opportunities Master Fund, L.P. (“Zell”) for an aggregate principal amount of up to $35 million. The Note Purchase Agreement provided that Emmis could enter into transactions with respect to Preferred Stock through privately negotiated transactions with individual holders of Preferred Stock using a total return swap or escrow arrangement and/or through a tender offer.

As further described in the paragraphs below, between November 15, 2011 and January 20, 2012, Emmis entered into total return swaps and voting agreements with certain holders of Preferred Stock with respect to their shares of Preferred Stock and purchased and retired certain other shares of Preferred Stock.  Emmis sold notes to Zell under the Note Purchase Agreement and used the proceeds to purchase or purchase rights in such shares of Preferred Stock.  The total return swaps provide that in return for payment of the consideration, Emmis will be entitled to receive all payments and other consideration received by the counterparty from Emmis in respect of its shares of Preferred Stock.  Until the settlement of the swaps, the counterparty will continue to hold legal title and record ownership of the shares of Preferred Stock but will be required to remit to Emmis all distributions and other payments in respect of the Preferred Stock and to vote the shares of Preferred Stock as directed by Emmis pursuant to the corresponding voting agreement.  The total return swaps will settle physically by delivery of the counterparty’s shares of Preferred Stock to Emmis upon written notice of termination by Emmis (or on any other applicable disruption or termination event).

The main purpose of entering into the swap transactions and the Note Purchase Agreement was to enable Emmis to obtain a sufficient number of shares of Preferred Stock in order to amend the rights and privileges of the Preferred Stock in the Article of Incorporation.  Emmis had discussed amendments to the terms of the Preferred Stock similar to the Proposed Amendments at the time that it contemplated entering into the Note Purchase Agreement and the swap transactions, but did not formally consider or take action with respect to the specified Proposed Amendments or any other amendments to the Preferred Stock.

On November 15, 2011, Emmis entered into transactions with certain holders of the Preferred Stock to purchase or purchase rights in a total of 645,504 shares of its Preferred Stock.  448,754 of these shares were purchased pursuant to the terms of total return swaps and the sellers also entered into agreements to vote their shares of Preferred Stock in accordance with the prior written instructions of Emmis.  The remaining 196,750 shares were purchased outright, retired and returned to the status of authorized but unissued. Following the completion of these purchases, Emmis had the ability to direct the  vote of approximately 17.2% of the then outstanding shares of Preferred Stock.

On November 22, 2011, Emmis purchased from Alden Global Distressed Opportunities Master Fund, L.P. (“Alden”) rights in a total of 1,035,925 shares of its Preferred Stock.  This purchase was pursuant to the terms of a total return swap and Alden also entered into an agreement to vote its shares of Preferred Stock in accordance with the prior written instructions of Emmis.  Following the completion of this purchase, Emmis had the ability to direct the vote of approximately 56.8% of the then outstanding shares of Preferred Stock.

On December 1, 2011, Emmis commenced a modified Dutch auction tender offer to purchase up to $6 million in value of shares of its Preferred Stock.  Pursuant to the tender offer, which expired on December 30, 2011, Emmis purchased, retired and returned to status of authorized and unissued approximately 6.3% of the then outstanding shares of Preferred Stock, at a price of $15.56 per share.  Following the consummation of the Dutch auction tender offer, Emmis had the ability to direct the vote of approximately 60.6% of the then outstanding shares of Preferred Stock.

On January 20, 2012, Emmis purchased from certain holders of the Preferred Stock a total of 25,700 shares of its Preferred Stock.  These shares of Preferred Stock were retired and returned to status of authorized and unissued.  Following the completion of these purchases between November 14, 2011 and January 20, 2012, Emmis had 2,422,320 shares of Preferred Stock issued and outstanding and 452,680 shares of Preferred Stock authorized but unissued and had the ability to direct the vote of approximately 61.3% of the then outstanding shares of Preferred Stock.

On February 29, 2012, our board of directors met to discuss the Emmis Communications Corporation 2012 Retention Plan and Trust Agreement (the “2012 Retention Plan”) in detail, and on March 8, 2012, our board of directors adopted the 2012 Retention Plan, because a majority of our board of directors believes that the adoption of the 2012 Retention Plan and entry into the Voting and Transfer Restriction Agreement described below will provide Emmis with the flexibility to amend the terms of the Preferred Stock contained in the Articles of Incorporation in the manner set forth in Appendix 1.  In addition, our board of directors believes that the 2012 Retention Plan will (i) increase employee stock ownership opportunities, (ii) improve Emmis’ ability to retain a team of outstanding employees, and (iii) compensate employees for prior reductions in base salaries, a lack of merit increases for the current year and the increase in the employees’ share of benefit costs.  The 2012 Retention Plan is administered by the Compensation Committee and the initial trustee of the 2012 Retention Plan Trust is Jeffrey H. Smulyan, Chairman, Chief Executive Officer and President of Emmis (the “Trustee”).

On April 2, 2012, the Emmis shareholders approved the adoption of the 2012 Retention Plan pursuant to which Emmis issued to the 2012 Retention Plan Trust 400,000 shares of Preferred Stock.  Following such issuance, Emmis has 2,822,320 shares of Preferred Stock issued and outstanding and the Trustee and the 2012 Retention Plan Trust entered into a Voting and Transfer Restriction Agreement with Emmis, pursuant to which Emmis has the right to direct the Trustee’s vote of the 400,000 shares of Preferred Stock issued to the 2012 Retention Plan Trust.  On April 2, 2012, the shareholders of Emmis also elected Ms. Michelle D. Bergman as director, following her nomination by the holders of the Preferred Stock to fill the vacancy created by the resignation of Mr. Siegelbaum on November 15, 2011.

As a result of the issuance of Preferred Stock to the 2012 Retention Plan Trust and the entry into the securities purchase agreements, pursuant to the terms of total return swaps and voting agreements entered into with certain holders of the Preferred Stock, Emmis acquired the ability to direct, through voting agreements and otherwise, the vote of 1,884,679 shares of Preferred Stock, representing more than 66 2/3% of its issued and outstanding shares of Preferred Stock.

On February 29, 2012, our board of directors met to discuss the Proposed Amendments in detail, and on March 8, 2012 determined that the Proposed Amendments should be proposed to our shareholders, and that a special meeting of our shareholders be called to consider proposals to approve the Proposed Amendments.

Certain holders of Preferred Stock (the “Lock-Up Group”), which collectively hold an aggregate of 811,420 shares of Preferred Stock as of the record date (representing 28.8% of the then outstanding Preferred Stock), entered into a Lock-Up Agreement on December 12, 2011 (as amended, the “Lock-Up Agreement”). According to the Lock-Up Agreement, SEC filings made by the parties to the Lock-Up Agreement and communications between the representatives of Emmis and the parties to the Lock-Up Agreement, the parties to the Lock-Up Agreement have asserted, among other things, that (i) Emmis cannot properly direct the voting of the shares of Preferred Stock pursuant to the total return swaps and voting agreements entered into by Emmis and certain holders of the Preferred Stock or any shares of Preferred Stock issued to the 2012 Retention Plan Trust, (ii) the Proposed Amendments do not comply with the corporate governance laws of the State of Indiana, and (iii) the shares of Preferred Stock subject to total return swaps are not outstanding.  In order to eliminate uncertainty introduced by challenges to the Proposed Amendments raised by the Lock-Up Group, Emmis filed a complaint on March 23, 2012 with the Marion County Superior Court in Indianapolis, Indiana.

In Emmis Communications Corporation vs. Zazove Associates LLC; Corre Opportunities Fund, LP; DJD Group LLP; Kevan A. Fight and First Derivative Trades LP, Emmis is seeking a declaratory judgment that (i) the Preferred Stock which is the subject of the total return swaps entered into with certain holders of Preferred Stock is outstanding for purposes of Indiana law, (ii) the Preferred Stock which is the subject of the  total return swaps may be voted at the direction of Emmis in accordance with the terms of the total return swaps and the voting agreements entered into in connection with the swaps and in accordance with Indiana law, (iii) following the approval by the shareholders of Emmis, the shares of Preferred Stock issued to the 2012 Retention Plan Trust will have been validly issued in accordance with the Articles of Incorporation; (iv) the shares of Preferred Stock issued to the 2012 Retention Plan Trust may be voted at the direction of Emmis in accordance with the terms of the voting agreement entered into by Emmis with the 2012 Retention Plan Trust and Indiana law; and (v) if the Proposed Amendments are approved by the holders of the Class A Common Stock and by the holders of more than two-thirds of the Preferred Stock, and if the appropriate amendments to the Articles of Incorporation are filed with the Indiana Secretary of State, then the Proposed Amendments will comply with the requirements of Indiana law and the Articles of Incorporation.  A declaratory judgment in favor of Emmis would confirm Emmis’ position that the Proposed Amendments and the other matters set forth in (i) through (v) of the immediately preceding sentence are permitted under Indiana law and under the terms of the respective total return swaps and voting agreements.  Because Emmis believes its position is correct, it intends to proceed with the shareholder votes on the Proposed Amendments even if, as of the voting date, no final judgment has been entered.

A lawsuit was filed in the United States District Court for the Southern District of Indiana on April 16, 2012 by the Lock-Up Group seeking, inter alia, to enjoin Emmis, its executive officers and certain members of our board of directors from holding the special meeting or taking any other action with respect to the Proposed Amendments, including voting the Preferred Stock.  Emmis believes that the lawsuit is wholly without merit and intends to vigorously defend its action.

The Proposed Amendments

The holders of Class A Common Stock and Class B Common Stock, voting together as a single class, and the holders of Preferred Stock, voting as a separate class, will be asked to consider and to vote on the following proposals to amend the terms of the Preferred Stock that are set forth in Emmis’ Articles of Incorporation:

(1)	cancel the amount of undeclared dividends in respect of the Preferred Stock that is accumulated but undeclared on or prior to the effectiveness of the Proposed Amendments;

(2)
change the designation of the Preferred Stock from “Cumulative” to “Non-Cumulative” and change the rights of the holders of the Preferred Stock such that dividends or distributions on the Preferred Stock will not accumulate unless declared by the board of directors and subsequently not paid  (and thereby effectively cancel associated rights to elect directors in the event of dividend arrearages);

(3)
cancel the restrictions on Emmis’ ability to pay dividends or make distributions on, or repurchase, its Common Stock or other junior stock prior to paying accumulated but undeclared dividends or distributions on the Preferred Stock;

(4)
change the ability of the holders of the Preferred Stock to require Emmis to repurchase all of such holders’ Preferred Stock upon certain going-private transactions in which an affiliate of Mr. Smulyan participates that do not constitute a change of control transaction, to cause the holders of the Preferred Stock to no longer have such ability;

(5)
change the ability of the holders of the Preferred Stock to convert all of such Preferred Stock to Class A Common Stock upon a change of control at specified conversion prices to cause the holders of the Preferred Stock to no longer have such ability;

(6)
change the ability of holders of the Preferred Stock to vote as a separate class on a plan of merger, share exchange, sale of assets or similar transaction to the ability to vote with the Common Stock on an as-converted basis (except as may otherwise be required by law); and

(7)
change the conversion price adjustment applicable to certain merger, reclassification and other transactions to provide that the Preferred Stock converts into the right to receive property that would have been receivable had such Preferred Stock been converted into Class A Common Stock immediately prior to such transaction.

If the Proposed Amendments are approved by the holders of Common Stock and the holders of Preferred Stock as described above, Emmis will file articles of amendment to the Articles of Incorporation that will amend and restate Exhibit A to the Articles of Incorporation to give effect to the Proposed Amendments. A copy of Exhibit A to the Articles of Incorporation, which shows the changes that would result from the Proposed Amendments, is attached to this Proxy Statement as Appendix 1, with deletions indicated by strikeouts and additions indicated by underlining.

Certain Effects of the Proposed Amendments

As of April 15, 2012, there are accumulated but undeclared dividends in arrears of $12.12 per share of Preferred Stock.  Once the Proposed Amendments are effective, the dividends that are accumulated but undeclared in respect of their shares of Preferred Stock on or prior to the effectiveness of the Proposed Amendments will be cancelled.  The Preferred Stock will no longer accumulate dividends on a periodic basis following the effectiveness of the Proposed Amendments, as a result of which, the designation of the Preferred Stock will be amended to “Non-Cumulative” instead of “Cumulative” to ensure that investors are not misled as to the accumulation of dividends.  Dividends in respect of the Preferred Stock currently accumulate at a rate of 6.25% per annum and when and if declared by the board of directors, are payable on a quarterly basis.

In addition, following the effectiveness of the Proposed Amendments, holders of shares of Preferred Stock will no longer be entitled to vote as a separate class on any plan of merger, sale of assets, share exchange or similar transaction and the holders of shares of Preferred Stock will no longer be entitled to require Emmis to repurchase their shares in connection with a going private transaction at the redemption value of $62.12 per share of Preferred Stock (based on a liquidation preference of $50 per share of Preferred Stock, plus accumulated but undeclared dividends in arrears of $12.12 per share of Preferred Stock as of April 15, 2012).  As a result, the likelihood of success of going private transactions will increase as there will be fewer requirements to be satisfied with respect to the Preferred Stock in connection with a going private transaction.

In the event of a change of control (which includes (i) the sale of all or substantially all of Emmis’ assets to any person other than Mr. Smulyan and his affiliates, (ii) the adoption of a plan of liquidation or dissolution of Emmis, (iii) the acquisition by any person of more than 50% of Emmis’ total outstanding voting stock, or (iv) during any consecutive two-year period, individuals who at the beginning of such period constituted the board of directors ceasing to constitute a majority of the board of directors then in office (each, a “Change of Control”)), holders of Preferred Stock would have the option to convert all of their shares of Preferred Stock to shares of Class A Common Stock at a conversion price equal to the greater of (A) the market value of the Preferred Stock as of the date of such Change of Control and (B) 66.67% of the market price for the Class A Common Stock at the close of trading on the date of issuance of the Preferred Stock.  Following the effectiveness of the Proposed Amendments, the holders of Preferred Stock will no longer have the option to convert their Preferred Stock into Class A Common Stock upon a Change of Control.

The holders of Preferred Stock are entitled to convert their shares of Preferred Stock into shares of Class A Common Stock at a rate of 2.44 shares of Class A Common Stock for each share of Preferred Stock at any time at the option of the holder.  Any accumulated but undeclared dividends on such Preferred Shares are automatically cancelled upon any such conversion. The 2.44 shares conversion ratio of the Preferred Stock arises from a conversion price of $20.495 per share of Preferred Stock, both of which will remain unchanged as a result of the effectiveness of the Proposed Amendments.  The Proposed Amendments will also not amend the conversion price adjustment provisions in the Articles of Incorporation, but will require that the holders of Preferred Stock receive the same kind and amount of consideration (whether cash, stock or other property) as the holders of Class A Common Stock in certain merger, reclassification and other transactions.  The consideration payable in such transactions to the holders of Preferred Stock would, following the effectiveness of the Proposed Amendments, be calculated on an as-converted basis (based on the same conversion price of $20.495 per share of Preferred Stock and subject to the conversion price adjustments set forth in the Articles of Incorporation).

Recommendation of the Board of Directors

Our board of directors, with the exception of David Gale who was appointed as a director by the holders of the Preferred Stock, believes that the Proposed Amendments will (i) provide Emmis with greater flexibility in recapitalizing and improving its balance sheet by reducing the amount of accumulated but undeclared Preferred Stock dividends in arrears  under Emmis’ existing capital structure, (ii) enhance the value of the Common Stock by changing provisions of the Preferred Stock that restrict distributions on Common Stock, mergers, change of control transactions and going private transactions that do not otherwise constitute a change of control and (iii) reduce Emmis’ leverage ratio under the formula applied by one or more rating agencies and therefore improve our position as reported by such agencies by simplifying Emmis’ existing capital structure and enhancing Emmis’ overall leverage profile from a rating agency perspective.  Accordingly, the board of directors, with the exception of Mr. Gale, believes the Proposed Amendments are in the best interests of Emmis and the holders of the Common Stock and recommends that holders of the Common Stock vote FOR the Proposed Amendments.

Mr. Gale voted not to approve the Proposed Amendments because he believes there is no economic reason for the Proposed Amendments, other than to transfer wealth from the holders of Preferred Stock to the holders of Common Stock, and the Proposed Amendments use corporate resources to subvert the rights of holders of Preferred Stock and are not in the best interests of Emmis.

Our board of directors is not making any recommendation as to whether holders of Preferred Stock (other than shares of Preferred Stock over which Emmis has the right to direct the vote) should vote for the Proposed Amendments. Our board of directors has determined that the Proposed Amendments create a conflict between the interests of the company and holders of Common Stock on the one hand, and the interests of holders of Preferred Stock on the other hand, and determined that as a result of the conflict it would be inappropriate to make a recommendation to holders of Preferred Stock with respect to the approval of the Proposed Amendments.  In considering the Proposed Amendments, holders of Preferred Stock should consider the circumstances surrounding the Proposed Amendments, including the background of the Proposed Amendments, the conflicts of interest inherent therein and the lack of a recommendation by our board of directors.

Voting by Certain Shareholders

As of April 3, 2012, Mr. Jeffrey H. Smulyan, Chairman, Chief Executive Officer and President of Emmis, directly or indirectly owns shares of Common Stock entitling him to cast approximately 58.2% of the votes able to be cast by holders of Common Stock at the special meeting.  Mr. Smulyan intends to vote his shares of Common Stock in favor of the proposals to adopt the Proposed Amendments, so the proposals are expected to be approved by the requisite holders of the Common Stock.

As of the date of this Proxy Statement, pursuant to the terms of total return swaps and voting agreements entered into with the 2012 Retention Plan Trust and certain other holders of Preferred Stock, Emmis has the right to direct the vote of 1,884,679 outstanding shares of Preferred Stock, representing more than two-thirds of the outstanding Preferred Stock.  Emmis intends to direct the vote of these shares of Preferred Stock in favor of the proposals to adopt the Proposed Amendments, so the proposals to adopt the Proposed Amendments are expected to be approved by the requisite holders of the Preferred Stock.

Record Dates, Quorum and Required Vote

Holders of record of Class A Common Stock, Class B Common Stock and/or Preferred Stock as of April 3, 2012 will be entitled to vote those shares of stock at the special meeting.

As of April 3, 2012, 34,042,279 shares of Class A Common Stock, 4,722,684 shares of Class B Common Stock and 2,822,320 shares of Preferred Stock were issued and outstanding.

A majority of the combined voting power of the outstanding Class A and Class B Common Stock, and a majority of the combined voting power of the Preferred Stock entitled to vote at the special meeting, constitutes a quorum (i.e., counting one vote for each share of outstanding Class A Common Stock, ten votes for each share of outstanding Class B Common Stock and one vote for each share of outstanding Preferred Stock, present in person or represented by proxy). No additional quorum requirements apply to matters on which the holders of Class A and Class B Common Stock will vote together as a single class.

The proposals to adopt the Proposed Amendments require:

—
the holders of Common Stock, voting together as a single class, casting more votes in favor than against the Proposed Amendments, assuming a quorum is present, with the shares of Class B Common Stock being entitled to ten votes per share, and

—	the affirmative votes of holders of at least 2/3 of the outstanding Preferred Stock, voting as a separate class.

If you mark “abstain” on your proxy card, your shares will be counted as present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not affect the calculation of votes cast on the proposals for shares of Class A and Class B Common Stock, but will count as a negative vote with respect to shares of Preferred Stock.

Revocation of Proxies

You may revoke your proxy at any time before it is exercised by:

—	sending in a later-dated, signed proxy card or a written revocation before the special meeting; or

—	attending the special meeting and voting in person (your attendance at the special meeting will not in and of itself constitute a revocation of your proxy).

Any written notice of revocation, or later dated proxy, should be delivered to:

Emmis Communications Corporation
One Emmis Plaza
40 Monument Circle
Indianapolis, Indiana 46204
Attention: J. Scott Enright, Secretary

Alternatively, you may hand deliver a written revocation notice, or a later dated proxy, to the Secretary at the special meeting before we begin voting.

If your shares are held by a bank, broker or other nominee, you must follow the instructions provided by the bank, broker or other nominee if you wish to change your vote.

PROPOSAL 8: APPROVAL OF THE REVERSE STOCK SPLIT AUTHORIZATION

Background

As previously disclosed, on February 28, 2012, we received a letter from The Nasdaq Stock Market LLC, stating that because we had not regained compliance with the $1.00 minimum bid price requirement for continued listing, as set forth in Nasdaq Listing Rule 5450(a)(1), our Class A Common Stock would be subject to delisting unless we request a hearing before a Nasdaq Hearings Panel.  We requested a hearing before the Nasdaq Hearings Panel, which stayed the delisting action and allowed the continued listing of the Class A Common Stock on The Nasdaq Global Select Market until the Nasdaq Hearings Panel renders a decision subsequent to the hearing.  At the hearing, we presented a plan to regain compliance with the $1.00 minimum bid price requirement for continued listing that included a commitment to effect a reverse stock split if necessary to regain compliance with the minimum bid requirement.  Our board of directors has proposed an amendment to the Articles of Incorporation to effect a reverse stock split of the authorized and outstanding Class A Common Stock and Class B Common Stock primarily to facilitate the continued listing of the Class A Common Stock on the Nasdaq Global Select Market.

After careful consideration, on March 8, 2012, our board of directors unanimously determined that it would be in our best interests and the best interests of our shareholders to authorize the board of directors, in their discretion, to amend Article VI and Article VII of the Articles of Incorporation to effect a reverse stock split of the authorized and outstanding Class A Common Stock and Class B Common Stock using a conversion ratio within the Approved Range as defined in the section entitled “—Conversion Ratio” below. Approval of the Reverse Stock Split Authorization by the holders of the Common Stock would give our board of directors discretionary authority to implement the reverse stock split at any time until the earlier of (i) the 2013 Annual Meeting or (ii) June 30, 2013.

Reasons for a Reverse Stock Split

One of the primary objectives in effecting the reverse stock split would be to raise the per share trading price of our Class A Common Stock in order to maintain the eligibility of the Class A Common Stock for listing on the Nasdaq Global Select Market and avoid delisting. Our board of directors believes that a reverse stock split will result in the market price of the Class A Common Stock rising to the level necessary to satisfy the $1.00 minimum bid price continued listing requirement. However, the Class A Common Stock may not remain equal to or in excess of $1.00 for a substantial period of time. The market price of the Class A Common Stock is also based on other factors in addition to the number of shares outstanding, including our future performance.  A second objective would be to increase the price per share in order to enhance the marketability of our Class A Common Stock. Our board of directors believes that the current price per share of the Class A Common Stock diminishes the effective marketability of such stock because of the reluctance of many leading brokerage firms to recommend lower-priced stock to their clients. Additionally, the policies and practices of a number of brokerage firms with respect to the payment of commissions based on share price tend to discourage individual brokers within those firms from dealing in lower-priced stocks.

Our board of directors believes it can best have the opportunity to achieve these objectives if the shareholders give the board of directors authority to effect a reverse stock split using a conversion ratio determined by the board of directors in its sole discretion within the Approved Range. See the section entitled “—Conversion Ratio” below.

Risks Associated with a Reverse Stock Split

While we believe that a higher share price may help generate investor interest in our Class A Common Stock, a reverse stock split may not result in a share price that will attract brokers, institutional investors or investment funds or satisfy the investing guidelines of institutional investors or investment funds. The market price of the Class A Common Stock is also based on our performance and other factors, which are unrelated to the number of shares of the Class A Common Stock outstanding. There are numerous factors and contingencies that could affect our share price following a reverse stock split, including the status of the market for the Class A Common Stock at the time, our reported results of operations in future periods and general economic, market and industry conditions. Accordingly, although the price of the Class A Common Stock is likely to increase with a reverse stock split, there can be no assurance that the market will sustain any such increase. If the market price of the Class A Common Stock declines after a reverse stock split, our total market capitalization (the aggregate value of all of our outstanding

Common Stock and Preferred Stock at the then existing market price) after a split will be lower than before the split. In addition, a decline in the market price of the Class A Common Stock after a reverse stock split may result in a greater percentage decline than would occur in the absence of a split.

Following a reverse stock split, our outstanding shares would be reduced, which may lead to reduced trading volume and less liquidity for the Class A Common Stock. That may increase the volatility of our share price.

A reverse stock split may result in some shareholders owning “odd lots” of less than 100 shares of the Class A Common Stock on a post-split basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in lots of even multiples of 100 shares.

Conversion Ratio

If you approve the Reverse Stock Split Authorization, our board of directors would be authorized, in their discretion, to effect, at any time until the earlier of (i) the 2013 Annual Meeting or (ii) June 30, 2013, a reverse stock split using a conversion ratio in a range of between one-for-three and one-for-eight (the “Approved Range”) of all of our authorized and outstanding shares of Class A Common Stock and Class B Common Stock.  The determination of the conversion ratio at which the reverse stock split would be effected will be based upon those market or business factors deemed relevant by the board of directors at that time, including: the per share trading price of the Class A Common Stock; compliance with the Nasdaq Global Select Market’s continued listing requirements; existing and expected marketability and liquidity of the Class A Common Stock; prevailing stock market conditions; business developments affecting us; our actual or forecasted results of operations; and the likely effect of the reverse stock split on the market price of the Class A Common Stock.

Our board of directors believes that a shareholder approval of a range of potential conversion ratios from one-for-three to one-for-eight, rather than a single conversion ratio, provides the board of directors with the flexibility to achieve the desired results of the reverse stock split. No further action on the part of our shareholders will be required for the board of directors to select the conversion ratio or to either effect or abandon the reverse stock split at any time until the earlier of (i) the 2013 Annual Meeting or (ii) June 30, 2013. In addition, by voting to approve the Reverse Stock Split Authorization, the holders of the Common Stock will be authorizing our officers to make immaterial changes to the corresponding amendment to the Articles of Incorporation as the officers executing the amendment may deem appropriate.

Timing and Effective Date

To effect a reverse stock split, our board of directors would determine the timing and specific ratio for such a split from the Approved Range. No further action on the part of holders of Common Stock will be required to either implement or abandon a reverse stock split. We would communicate to the public prior to the effective date of a reverse stock split additional details regarding the reverse stock split, including the timing and specific conversion ratio selected by our board of directors.  If the holders of the Common Stock approve the Reverse Stock Split Authorization, our board of directors shall direct the company to file Articles of Amendment with the Indiana Secretary of State to amend Article VI, Section 6.1 of the Articles of Incorporation to read, as follows:

“6.1           Authorized Shares.  The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is                        , consisting of the following:

“(a)                                   shares of Class A Common Stock, par value $.01 per share (the ‘Class A Shares’);

“(b)                                   shares of Class B Common Stock, par value $.01 per share (the ‘Class B Shares’);

“(c)                                    shares of Class C Common Stock, par value $.01 per share (the ‘Class C Shares’ and together with the Class A Shares and the Class B Shares, the ‘Common Shares’); and

“(d)           Ten million (10,000,000) shares of serial Preferred Stock, par value $.01 per share (the ‘Preferred Stock’).”

The Articles of Amendment would also amend Article VII, Section 7.3 of the Articles of Incorporation to add a new second and a new third sentence to read as follows:

“At close of the trading market on the filing date hereof with the Indiana Secretary of State, the issued and outstanding Common Shares shall be changed to a lesser number of shares, and each            to                   shares thereof, shall be deemed exchanged for one Common Share without any further action by the holder thereof.”

The text of the proposed amendment is subject to modification to include such changes as may be required by the Indiana Secretary of State and as our board of directors deems necessary and advisable to effect the reverse stock split, including the applicable ratio for the reverse stock split as determined by our board of directors in its sole discretion within the Approved Range. We would file a Current Report on Form 8-K with the SEC to announce the amendment of the Articles of Incorporation. A reverse stock split will become effective at the close of the stock market on the date of filing the Articles of Amendment (the “Effective Date”).  Beginning on the Effective Date, each certificate representing pre-split shares of Class A Common Stock and Class B Common Stock will be deemed for all corporate purposes to evidence ownership of the reduced number of post-split shares of Class A Common Stock and Class B Common Stock (based on the ratio selected).

Effects of the Reverse Stock Split if Implemented

If a reverse stock split is implemented by our board of directors, it would not affect any holder’s percentage ownership interest in Emmis, except that any fractional share resulting from a reverse stock split would be cancelled and converted in to the right to receive cash (without interest or deduction) in lieu of such fractional shares.  Our reporting requirements under the Exchange Act would not be affected. If a reverse stock split is approved and implemented by our board of directors, our Class A Common Stock would continue to be reported on the Nasdaq Global Select Market under the symbol “EMMS,” but our CUSIP number would be changed. We would file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) to announce that our CUSIP number has been changed.  As of April 10, 2012, there are 5,518 record holders of shares of Common Stock and following the completion of a 1-for-3 reverse stock split, there will be 720 record holders of shares of Common Stock, following the completion of a 1-for-5 reverse stock split, there will be 667 record holders of shares of Common Stock and following the completion of a 1-for-8 reverse stock split, there will be 645 record holders of shares of Common Stock.

The table below illustrates the effect, as of April 3, 2012, of the reverse stock split at certain conversion ratios on the number of issued and authorized shares of Class A Common Stock and Class B Common Stock (without giving effect to the cancellation of fractional shares).

Reverse stock split conversion ratio	Approximate number of issued shares of Class A Common Stock following the reverse stock split	Number of authorized shares of Class A Common Stock following the reverse stock split
1-for-1 (current)	34,042,279	170,000,000
1-for-3	11,347,426	56,666,667
1-for-5	6,808,456	34,000,000
1-for-8	4,255,285	21,250,000

Reverse stock split conversion ratio	Approximate number of issued shares of Class B Common Stock following the reverse stock split	Number of authorized shares of Class B Common Stock following the reverse stock split
1-for-1 (current)	4,722,684	30,000,000
1-for-3	1,574,228	10,000,000
1-for-5	944,537	6,000,000
1-for-8	590,336	3,750,000

The actual number of shares of Class A Common Stock and Class B Common Stock authorized and outstanding after giving effect to the reverse stock split, if implemented, will depend on the conversion ratio that is ultimately determined by our board of directors. As of the record date, there were no shares of Class C common stock issued or outstanding, and the reverse stock split will not affect the number of authorized shares of Class C common stock or Preferred Stock.

If a reverse stock split is implemented by our board of directors, all outstanding equity awards under our 1999 Equity Incentive Plan, 2001 Equity Incentive Plan, 2002 Equity Incentive Plan, the 2004 Equity Compensation Plan and the 2010 Equity Compensation Plan (collectively, the “Plans”) will be adjusted by the conversion ratio selected by the board of directors and will be rounded down to the nearest whole share.  As of April 3, 2012, we had 9,856,233  shares of Class A Common Stock issuable upon the exercise of options outstanding under the Plans and 24,145 shares of Class A common Stock issuable upon the vesting and settlement of restricted stock and restricted stock units. No cash payment will be made in respect of any fractional share. A reverse stock split will not affect the expiration date of outstanding stock options, restricted stock or restricted stock units.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the reverse stock split. Shareholders who own the Class A Common Stock or Class B Common Stock prior to the effective time of the reverse stock split and who otherwise would hold fractional shares because the number of shares of Class A Common Stock or Class B Common Stock they held before the reverse stock split would not be evenly divisible based on the conversion ratio determined by our board of directors, will be entitled to a cash payment (without interest or deduction) in respect of such fractional shares. Section 21-1-25-4 of the Indiana Business Corporation Law provides that a corporation may “issue fractions of a share or pay in money the value of fractions of a share.” To avoid the existence of fractional shares of the Class A Common Stock and Class B Common Stock, shares that would otherwise result in fractional shares from the application of the reverse stock split will be collected and pooled by American Stock Transfer & Trust Company, our transfer agent, and sold in the open market and the proceeds will be allocated to the holders’ respective accounts pro rata in lieu of fractional shares. We will not receive any proceeds from any such sales. The ownership of a fractional interest will not give the holder any voting, dividend or other rights, except to receive the above-described cash payment. We will be responsible for any brokerage fees or commissions related to the transfer agent’s selling in the open market shares that otherwise be entitled to fractional shares.

Holders of Class A Common Stock and Class B Common Stock should be aware that, under the escheat laws of various jurisdictions, any amounts due for fractional interests and shares resulting from the reverse stock split that are not timely claimed after the effective date of the reverse stock split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the company or our transfer agent, concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, if applicable, holders of Class A Common Stock and Class B Common Stock otherwise entitled to receive such funds, but who do not receive them due to, for example, their failure to timely comply with the transfer agent’s instructions, will have to seek to obtain such funds directly from the state to which they were paid.

Treatment of Certificated Shares

As soon as practicable after the Effective Date of a reverse stock split, our transfer agent will mail a transmittal form to each holder of record that holds certificates of the Class A Common Stock and Class B Common Stock that would be used in forwarding certificates for surrender and the exchange into new post-split common stock in book-entry form to which the holder is entitled as a consequence of the reverse stock split. The transmittal form will be accompanied by instructions specifying other details of the exchange.

After receipt of a transmittal form, each holder, as applicable, should surrender the certificates formerly representing shares of the Class A Common Stock or Class B Common Stock and, in exchange, will receive a book-entry statement reflecting the number of shares of Class A Common Stock or Class B Common Stock to which the holder is entitled following a reverse stock split. No shareholder would be required to pay a transfer or other fee to exchange his, her or its certificates. Shareholders should not send in certificates until they receive a transmittal form from our transfer agent.

The number of shares of Class A Common Stock and/or Class B Common Stock you own will automatically be reduced without any further action on your part and without regard to the date that you physically surrender your certificates to our transfer agent. Each certificate representing pre-split shares of Class A Common Stock or Class B Common Stock would, until surrendered and exchanged as described above, be deemed cancelled and, for all corporate purposes, would be deemed to represent only the number of post-split shares of Class A Common Stock or Class B Common Stock as a result of the reverse stock split. Note that you would not be entitled to receive any dividends or other distributions payable by us after the reverse stock split is effective until you surrender and exchange your certificates. If we issue and pay any dividends or make any distributions, these amounts would be withheld, accumulate and be paid to you, without interest, once you surrender your certificates for exchange.

Any holder of Class A Common Stock or Class B Common Stock who comes to hold fractional shares as a result of the reverse stock split will receive a letter of transmittal which contains instructions on how to surrender your certificate(s) to our transfer agent for your cash payment. YOU WILL NOT RECEIVE YOUR CASH PAYMENT UNTIL YOU SURRENDER YOUR OUTSTANDING STOCK CERTIFICATE(S) TO AMERICAN STOCK TRANSFER & TRUST COMPANY, TOGETHER WITH A COMPLETED AND EXECUTED COPY OF THE LETTER OF TRANSMITTAL. Please do not send your certificates until you receive your letter of transmittal.

Treatment of Book-Entry Shares

If you hold your shares in book-entry form through our transfer agent, no action would be required on your part. The number of shares of Class A Common Stock and/or Class B Common Stock you own would automatically be reduced, our transfer agent would update its records accordingly, and a book-entry statement reflecting your new post-split Class A Common Stock and/or Class B Common Stock would be mailed to your address of record.

No Appraisal or Dissenters’ Rights

Under Indiana law, shareholders would not be entitled to exercise appraisal or dissenters’ rights in connection with a reverse stock split, and the company would not independently provide shareholders with any such right.

Reservation of Rights

If the Reverse Stock Split is approved and adopted by the holders of the Common Stock but is subsequently not implemented by our board of directors by the earlier of (i) the 2013 Annual Meeting or (ii) June 30, 2013, then the Reverse Stock Split Authorization will be deemed abandoned without any further effect and the board of directors’ authority to effect the reverse stock split will terminate.  In such case, the board of directors may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.  Our board of directors reserves the right to abandon the Reverse Stock Split Authorization without further action by the holders of Common Stock at any time until the earlier of (i) the 2013 Annual Meeting or (ii) June 30, 2013 and before the filing of the necessary Articles of Amendment with the Indiana Secretary of State, even if the Reverse Stock Split Authorization has been approved by the holders of Common Stock at the special meeting.  By voting in favor of the Reverse Stock Split Authorization, you are also expressly authorizing our board of directors to determine not to proceed with the reverse stock split if it should so decide.

Recommendation of the Board of Directors

Our board of directors believes the Reverse Stock Split Authorization is in the best interests of Emmis and the holders of the Common Stock and unanimously recommends that holders of the Common Stock vote FOR the Reverse Stock Split Authorization.

Voting by Certain Shareholders

As of April 3, 2012, Mr. Jeffrey H. Smulyan, Chairman, Chief Executive Officer and President of Emmis, directly or indirectly owns shares of Common Stock entitling him to cast approximately 58.2% of the votes able to be cast by holders of Common Stock at the special meeting.  Mr. Smulyan intends to vote his shares of Common

Stock in favor of the proposal to approve the Reverse Stock Split Authorization, so the proposal is expected to be approved by the requisite holders of the Common Stock.

Record Dates, Quorum and Required Vote

Holders of record of Class A Common Stock and/or Class B Common Stock as of April 3, 2012 will be entitled to vote those shares of stock at the special meeting.

As of April 3, 2012, 34,042,279 shares of Class A Common Stock and 4,722,684 shares of Class B Common Stock were issued and outstanding.

A majority of the combined voting power of the outstanding Class A and Class B Common Stock entitled to vote at the special meeting constitutes a quorum (i.e., counting one vote for each share of outstanding Class A Common Stock and ten votes for each share of outstanding Class B Common Stock, present in person or represented by proxy). No additional quorum requirements apply to matters on which the holders of Class A and Class B Common Stock will vote together as a single class.

The proposal to approve the Reverse Stock Split Authorization requires the holders of Common Stock, voting together as a single class, casting more votes in favor than against the Reverse Stock Split Authorization, assuming a quorum is present, with the shares of Class B Common Stock being entitled to ten votes per share.

If you mark “abstain” on your proxy card, your shares will be counted as present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not affect the calculation of votes cast on the proposal for shares of Class A and Class B Common Stock.

Revocation of Proxies

You may revoke your proxy at any time before it is exercised by:

—	sending in a later-dated, signed proxy card or a written revocation before the special meeting; or

—	attending the special meeting and voting in person (your attendance at the special meeting will not in and of itself constitute a revocation of your proxy).

Any written notice of revocation, or later dated proxy, should be delivered to:

Emmis Communications Corporation
One Emmis Plaza
40 Monument Circle
Indianapolis, Indiana 46204
Attention: J. Scott Enright, Secretary

Alternatively, you may hand deliver a written revocation notice, or a later dated proxy, to the Secretary at the special meeting before we begin voting.

If your shares are held by a bank, broker or other nominee, you must follow the instructions provided by the bank, broker or other nominee if you wish to change your vote.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of the material U.S. federal income tax consequences of the reverse stock split and the Proposed Amendments. This summary addresses only shareholders who hold the pre-split shares of Class A Common Stock or Class B Common Stock, post-split shares of Class A Common Stock or Class B Common Stock, or shares of our Preferred Stock as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”). The following is not an exhaustive discussion of all possible U.S. federal income tax considerations relating to the reverse stock split and the Proposed Amendments. It does not address shareholders subject to special rules, such as financial institutions, real estate investment trusts, regulated investment companies, tax-exempt organizations, insurance companies, partnerships, dealers in securities, traders who elect to use the mark-to-market method of accounting, mutual funds, qualified retirement plans, individual retirement accounts, shareholders who are not U.S. persons for federal income tax purposes, shareholders who hold the pre-split shares of Class A Common Stock or Class B Common Stock or shares of our Preferred Stock as part of a straddle, hedge or conversion transaction, shareholders who are subject to the alternative minimum tax provisions of the Code and shareholders who acquired their pre-split shares of Class A Common Stock or Class B Common Stock or shares of our Preferred Stock pursuant to the exercise of employee stock options or otherwise as compensation for services. In addition, it does not address tax consequences under state, local, foreign or other laws.

This summary is based upon provisions of the Code and Treasury regulations, published Internal Revenue Service (the “IRS) rulings and judicial decisions as of the date hereof. These authorities may be changed, perhaps retroactively, so as to result in U.S. federal income tax consequences different from those summarized below. We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the consequences of the reverse stock split or the Proposed Amendments. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary. Each shareholder is advised to consult his, her or its own tax advisor as to the tax consequences of the reverse stock split and the Proposed Amendments.

Material Tax Consequences of the Reverse Stock Split to Holders of Common Stock

The reverse stock split is intended to constitute a reorganization within the meaning of Section 368 of the Code. Accordingly, the company will not recognize any gain or loss as a result of the reverse stock split.  In addition, except as provided below with respect to the cash, if any, received in lieu of any fractional shares, and provided that the fair market value of the post-split shares of Class A Common Stock or Class B Common Stock is equal to the fair market value of pre-split shares of Class A Common Stock or Class B Common Stock deemed surrendered in exchange therefor, a shareholder should not recognize any gain or loss in the reverse stock split. The aggregate tax basis of the post-split shares of Class A Common Stock or Class B Common Stock should be equal to the aggregate tax basis of the pre-split shares of Class A Common Stock or Class B Common Stock, and the holding period of the post-split shares of Class A Common Stock or Class B Common Stock received should include the holding period of the pre-split shares of Class A Common Stock or Class B Common Stock.

If you receive cash in lieu of any fractional shares in the reverse stock split and continue to hold Class A Common Stock or Class B Common Stock immediately after the reverse stock split, you will be treated as if you received such fractional shares in the reverse stock split and then had such fractional shares redeemed by the company for cash.  In determining whether you continue to hold Class A Common Stock or Class B Common Stock immediately after the reverse stock split, you will be treated as owning shares actually or constructively owned by certain individuals and entities related to you.  Depending on your particular situation, the distribution of cash in redemption of your fractional shares will either be treated as a payment in exchange for your stock or as a dividend.  If the distribution of cash is treated as a payment in exchange for your stock, you generally will recognize capital gain or loss in amount equal to the excess of the amount of cash received over your adjusted tax basis in the shares.

The distribution of cash will be treated as a payment in exchange for your stock provided that your receipt of cash either (i) is “not essentially equivalent to a dividend” with respect to you or (ii) is a “substantially disproportionate redemption of stock” with respect to you.  You will satisfy the “not essentially equivalent to a dividend” test if the reduction in your proportionate interest in the company resulting from the reverse stock split is considered a “meaningful reduction” given your particular facts and circumstances.  The IRS has ruled that a small reduction by a minority shareholder whose relative stock interest is minimal and who exercises no control over the affairs of the corporation will meet this test. The receipt of cash in the reverse stock split will be a “substantially disproportionate redemption of stock” for you if the percentage of the outstanding shares of Class A Common Stock or Class B Common Stock owned by you immediately after the Reverse Stock Split is less than 80% of the percentage of shares of Class A Common Stock or Class B Common Stock owned by you immediately before the reverse stock split. In applying these tests, it may be possible for you to take into account sales of shares of Class A Common Stock or Class B Common Stock that occur substantially contemporaneously with the reverse stock split.

If your gain is not treated as capital gain under any of the tests described above, it would normally be treated first as a dividend to the extent of your ratable share of our undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining gain would be treated as capital gain.  However, because the company does not have any accumulated earnings and profits and expects to have no earnings and profits for the current year, if the taxable amount is not treated as capital gain under the tests described above, it will be treated first as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining gain would be treated as capital gain. If you have held your shares for longer than one year, such capital gain will be long-term capital gain. For U.S. persons who are not corporations, long-term capital gains are subject to tax at lower rates.

If you (i) receive cash in exchange for a fractional share as a result of the reverse stock split, (ii) do not continue to hold any Class A Common Stock or Class B Common Stock immediately after the reverse stock split and (iii) are not related to any person or entity which holds Class A Common Stock or Class B Common Stock immediately after the reverse stock split, you will recognize capital gain or loss on such exchange. The amount of capital gain or loss you recognize will equal the difference between the cash you receive for your fractional shares and your aggregate adjusted tax basis in such shares. If you are related to a person or entity who continues to hold Class A Common Stock or Class B Common Stock immediately after the reverse stock split, you will still recognize capital gain on such exchange, provided that your receipt of cash either (i) is “not essentially equivalent to a dividend” or (ii) is a “substantially disproportionate redemption of stock,” as described above. In applying these tests, you will be treated as owning shares actually or constructively owned by certain individuals and entities related to you. If the taxable amount is not treated as capital gain under any of the tests, it would normally be treated first as a dividend to the extent of your ratable share of our undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining gain would be treated as capital gain.  However, because the company does not have any accumulated earnings and profits and expects to have no earnings and profits for the current year, if the taxable amount is not treated as capital gain under the tests described above, it will be treated first as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining gain would be treated as capital gain. If you have held such shares for longer than one year, such capital gain will be long-term capital gain. For U.S. persons who are not corporations, long-term capital gains are subject to tax at lower rates.

Material Tax Consequences of the Reverse Stock Split to Holders of Preferred Stock

At the time the reverse stock split is effective, pursuant to the Articles of Incorporation, the conversion rate of the Preferred Stock will be adjusted proportionally with the exchange ratio of the reverse stock split. Under Section 305(c) of the Code, an adjustment (or the failure to make an adjustment) that has the effect of increasing a holder’s proportionate interest in our assets or earnings may in some circumstances result in a deemed distribution to a U.S. holder for U.S. federal income tax purposes. Adjustments to the conversion rate made pursuant to a bona fide reasonable adjustment formula that has the effect of preventing the dilution of the interest of the holders of our Preferred Stock, however, generally will not be deemed to result in a distribution to a U.S. holder.

We expect that the conversion rate adjustment made in connection with the reverse stock split will be treated as being made pursuant to such a bona fide reasonable adjustment formula and will not be deemed to result in a distribution. If the IRS successfully asserts that such an adjustment was made in a manner that is not considered to be pursuant to such a bona fide reasonable adjustment formula, a U.S. holder of any of our Preferred Stock may be deemed to have received a distribution even though the U.S. holder of our Preferred Stock has not received any cash or property as a result of such adjustment. Any such deemed distribution would be taxable as a dividend, return of capital or capital gain in accordance with the Code. Holders of our Preferred Stock are urged to consult their tax advisors concerning the tax treatment of such constructive dividends.

YOU SHOULD CONSULT YOUR TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Material Tax Consequences of the Proposed Amendments to Holders of Preferred Stock

The Proposed Amendments are intended to constitute a reorganization within the meaning of Section 368 of the Code.  The Proposed Amendments may also qualify as a tax-free exchange under Section 1036 of the Code. Accordingly, the company will not recognize any gain or loss as a result of the Proposed Amendments,  and a holder of our Preferred Stock should not recognize any gain or loss as a result of the Proposed Amendments. A holder’s aggregate tax basis in its post-amendment shares of our Preferred Stock should be equal to its aggregate tax basis in its pre-amendment shares of our Preferred Stock, and the holding period of its post-amendment shares of our Preferred Stock received should include the holding period of its pre-amendment shares of our Preferred Stock.

Material Tax Consequences of the Proposed Amendments to Holders of Common Stock

In general, gross income does not include a distribution of stock of a corporation made by the corporation to its stockholders with respect to its stock.  This rule does not apply to a distribution of stock if such distribution (or a series of distributions in which it is included) results in the receipt of property (other than stock of the corporation but including cash) by certain stockholders, on the one hand, and an increase in the proportionate interests of other stockholders in the assets or earnings and profits of the corporation, on the other.  It is possible that the Proposed Amendments, by cancelling accumulated but undeclared dividends in arrears on our Preferred Stock, may result, in conjunction with the reverse stock split, in a deemed distribution to holders of our Class A Common Stock and our Class B Common Stock pursuant to this rule or otherwise.  Any such deemed distribution would normally be treated first as a dividend to the extent of your ratable share of our undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining gain would be treated as capital gain.  However, because the company does not have any accumulated earnings and profits and expects to have no earnings and profits for the current year, any such deemed distribution would be treated first as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining gain would be treated as capital gain. If you have held such shares for longer than one year, such capital gain would be long-term capital gain. For U.S. persons who are not corporations, long-term capital gains are subject to tax at lower rates.

The company intends to take the position that there is no deemed distribution to holders of our Class A Common Stock and our Class B Common Stock as a result of the Proposed Amendments and the reverse stock split.  There can be no assurance, however, that the IRS will agree with this position.

YOU SHOULD CONSULT YOUR TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE PROPOSED AMENDMENTS IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of April 3, 2012, there were 34,042,279 shares of our Class A Common Stock, 4,722,684 shares of our Class B Common Stock and 2,822,320 shares of our Preferred Stock issued and outstanding. The Class A Common Stock is entitled to an aggregate of 34,042,279 votes, the Class B Common Stock is entitled to an aggregate of 47,226,840 votes and the Preferred Stock is entitled to 2,822,320 votes, voting separately as a class.  The following table shows, as of April 3, 2012, the number and percentage of our Common Stock and Preferred Stock held by each person known to us to own beneficially more than five percent of the issued and outstanding Common Stock or Preferred Stock, by the executive officers named in the beneficial ownership table below and our directors and nominee, and by our executive officers and directors as a group. For purposes of computing the “Percent of Total Voting Power” in the table below, none of the shares of Preferred Stock are treated as having been converted to Common Stock.  Unless otherwise specified, the address of each person listed is: One Emmis Plaza, 40 Monument Circle, Suite 700, Indianapolis, IN 46204.

	Class A Common Stock		Class B Common Stock		6.25% Series A Cumulative Convertible Preferred Stock
Five Percent Shareholders, Directors, Nominee and Certain Executive Officers	Amount and Nature of Beneficial Ownership	Percent of Class	Amount and Nature of Beneficial Ownership	Percent of Class	Amount and Nature of Beneficial Ownership	Percent of Class	Percent of Total Voting Power

Jeffrey H. Smulyan	559,290(1)	1.6%	5,893,480(14)	100.0%	400,000(15)	14.2%	63.6%
Susan B. Bayh	341,981(2)	1%	—	—	—	—	*
Michelle D. Bergman	—	*	—	—	—	—	*
J. Scott Enright	222,693(3)	*	—	—	—	—	*
David Gale	22,949(4)	*	—	—	1,000(16)	*	*
Gary L. Kaseff	699,432(5)	2.0%	—	—	—	—	*
Richard A. Leventhal	449,388(6)	1.3%	—	—	—	—	*
Peter A. Lund	500,628(7)	1.5%	—	—	—	—	*
Greg A. Nathanson	648,793(8)	1.9%	—	—	—	—	*
Lawrence B. Sorrel	522,594(9)	1.5%	—	—	—	—	*
Patrick M. Walsh	364,088(10)	1.1%	—	—	—	—	*
Corre Opportunities Fund, LP	—	—	—	—	179,850(17)	6.4%	*
Emmis Communications Corporation	—	—	—	—	1,484,679(18)	52.6%	*
New Jersey Division of Investment	2,010,000(11)	5.9%	—	—	—	—	2.5%
Timothy J. Stabosz	1,790,150(12)	5.3%	—	—	—	—	2.2%
Zazove Associates, LLC	—	—	—	—	491,510(19)	17.4%	*
All Executive Officers and Directors as a Group (11 persons)	4,334,279(13)	12.0%	5,893,480(14)	100.0%	401,000	14.2%	66.6%

*	Less than 1%.

(1)
Consists of 8,441 shares held in the 401(k) Plan, 9,755 shares owned individually, 11,120 shares held by Mr. Smulyan as trustee for his children over which Mr. Smulyan exercises or shares voting control, 3,000 shares held by Mr. Smulyan as trustee for his niece over which Mr. Smulyan exercises or shares voting control, 30,625 shares held by The Smulyan Family Foundation, over which Mr. Smulyan shares voting control and 496,349 shares represented by stock options exercisable currently or within 60 days of April 3, 2012.

(2)
Consists of 228,158 shares owned individually and 113,826 shares represented by stock options exercisable currently or within 60 days of April 3, 2012.  Of the shares owned individually, 6,585 are restricted stock subject to forfeiture if certain conditions are not satisfied.

(3)	Consists of 8,476 shares owned individually, 3,402 shares held in the 401(k) Plan and 210,815 shares represented by stock options exercisable currently or within 60 days of April 3, 2012.

(4)	Consists of 22,949 shares owned individually. Of the shares owned individually, 2,195 are restricted stock subject to forfeiture if certain conditions are not satisfied.

(5)
Consists of 188,810 shares owned individually by Mr. Kaseff, 3,411 shares owned by Mr. Kaseff’s spouse, 1,346 shares held by Mr. Kaseff’s spouse for the benefit of their children, 2,395 shares held in the 401(k) Plan, and 503,470 shares represented by stock options exercisable currently or within 60 days of April 3, 2012. Of the shares owned individually, 4,390 are restricted stock subject to forfeiture if certain employment agreement or other conditions are not satisfied.

(6)
Consists of 314,962 shares owned individually, 3,000 shares owned by Mr. Leventhal’s spouse, 17,600 shares owned by a corporation of which Mr. Leventhal is a 50% shareholder and 113,826 shares represented by stock options exercisable currently or within 60 days of April 3, 2012. Of the shares owned individually, 2,195 are restricted stock subject to forfeiture if certain conditions are not satisfied.

(7)
Consists of 401,437 shares owned individually and 99,191 shares represented by stock options exercisable currently or within 60 days of April 3, 2012. Of the shares owned individually, 2,195 are restricted stock subject to forfeiture if certain conditions are not satisfied.

(8)
Consists of 490,967 shares owned individually or jointly with his spouse, 44,000 shares owned by trusts for the benefit of Mr. Nathanson’s children and 113,826 shares represented by stock options exercisable currently or within 60 days of April 3, 2012. Of the shares owned individually, 4,390 are restricted stock subject to forfeiture if certain conditions are not satisfied.

(9)
Consists of 408,768 shares owned individually and 113,826 shares represented by stock options exercisable currently or within 60 days of April 3, 2012. Of the shares owned individually, 2,195 are restricted stock subject to forfeiture if certain conditions are not satisfied.

(10)	Consists of 36,899 shares owned individually, 4,017 shares held in the 401(k) Plan and 323,172 shares represented by stock options exercisable currently or within 60 days of April 3, 2012.

(11)
Information concerning these shares was obtained from Form 13F combined for the period ended December 31, 2011, by New Jersey Division of Investment, which has a mailing address of 50 W. State St., 9th Floor, PO Box 290, Trenton, NJ, 08625-0290.

(12)	Information concerning these shares was obtained from Schedule 13D filed on March 9, 2012, by Timothy John Stabosz, who has a mailing address of 1307 Monroe Street, Laporte, Indiana 46350.

(13)	Includes 2,088,301 shares represented by stock options exercisable currently or within 60 days of April 3, 2012.

(14)	Consists of 4,722,684 shares owned individually and 1,170,796 shares represented by stock options exercisable currently or within 60 days of April 3, 2012.

(15)
Emmis has the right to direct the Trustee’s vote of the 400,000 shares of Preferred Stock issued to the 2012 Retention Plan Trust under the 2012 Retention Plan, pursuant to the Voting and Transfer Restriction Agreement between the 2012 Retention Plan Trust, Emmis and Mr.  Smulyan, as Trustee.

(16)	Consists of 1,000 shares of Preferred Stock owned individually.

(17)
Information concerning these shares was obtained from an amendment to Schedule 13D filed on February 6, 2012, by Corre Partners Management, LLC on behalf of Corre Opportunities Fund, LP, each of which has a mailing address of 1370 Avenue of the Americas, 29th Floor, New York, New York 10019.  In addition, according to the amendment to Schedule 13D, on December 12, 2011, Corre Opportunities Fund, L.P., Zazove Associates, LLC, Kevan A. Fight and DJD Group, LLLP (collectively, the “Lock-Up Group”) entered into a Lock-Up Agreement (the “Lock-Up Agreement”) pursuant to which, among other things, each of them agreed not to sell, assign, transfer, hypothecate or otherwise dispose of their Preferred Stock, including by any total return swap arrangement which could cause the ability to direct the vote of the Preferred Stock to be transferred or otherwise restricted.  First Derivative Traders LP joined the Lock-Up Agreement and the Lock-Up Group on January 20, 2012.  Members of the Lock-Up Group executed an Amendment to the Lock-Up Agreement, dated January 31, 2012, to extend the stated term of the Lock-Up Agreement to April 30, 2012.  As of February 6, 2012, members of the Lock-Up Group held an aggregate of 811,420 shares of Preferred Stock, which represents 33.5% of the then outstanding Preferred Stock (and 28.8%  of the outstanding Preferred Stock as of the record date).

(18)
Emmis has the right to direct the vote of 1,484,679 shares of Preferred Stock, representing 61.3% of the outstanding Preferred Stock, pursuant to total return swaps and voting agreements with certain holders of Preferred Stock.  Emmis also has the right to direct the Trustee’s vote of the 400,000 shares of Preferred Stock issued to the 2012 Retention Plan Trust under the 2012 Retention Plan, pursuant to the Voting and Transfer Restriction Agreement between the 2012 Retention Plan Trust, Emmis and Mr.  Smulyan, as Trustee.

(19)
Information concerning these shares was obtained from an amendment to Schedule 13D filed on February 3, 2012, by Zazove Associates, LLC, which has a mailing address of 1001 Tahoe Blvd., Incline Village, Nevada 89451.  In addition, according to the amendment to Schedule 13D, on December 12, 2011, the Lock-Up Group entered into the Lock-Up

Agreement pursuant to which, among other things, each of them agreed not to sell, assign, transfer, hypothecate or otherwise dispose of their Preferred Stock, including by any total return swap arrangement which could cause the ability to direct the vote of the Preferred Stock to be transferred or otherwise restricted.  First Derivative Traders LP joined the Lock-Up Agreement and the Lock-Up Group on January 20, 2012.  Members of the Lock-Up Group executed an Amendment to the Lock-Up Agreement, dated January 31, 2012, to extend the stated term of the Lock-Up Agreement to April 30, 2012.  As of February 3, 2012, members of the Lock-Up Group hold an aggregate of 811,420 shares of Preferred Stock, which represents 33.5% of the then outstanding Preferred Stock (and 28.8%  of the outstanding Preferred Stock as of the record date).

OTHER MATTERS

Our board of directors knows of no other matters to be brought before this special meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

 NON-INCORPORATION OF CERTAIN MATTERS

The information on the Emmis website does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Emmis filing under the Securities Act of 1933 or the Exchange Act,” except to the extent Emmis specifically incorporates the respective website information therein by reference.

 EXPENSES OF SOLICITATION

The entire expense of soliciting proxies, including preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies, will be paid by us. Solicitations may be made in person, or by mail, telephone, facsimile or other means of electronic communication by our directors, officers and other employees and none of those persons will receive any additional compensation in connection with the solicitation. We also will request record holders of shares beneficially owned by others to forward this proxy statement and related materials to the beneficial owners of such shares, and will reimburse those record holders for their reasonable expenses incurred in doing so.

 SHAREHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

Any of our shareholders wishing to have a proposal considered for inclusion in the proxy solicitation materials for our 2012 annual meeting must set forth such proposal in writing and file it with our corporate secretary on or before the close of business on February 11, 2012 (unless we hold our annual meeting more than 30 days earlier this year, in which case the deadline will be 10 days after our first public announcement of the annual meeting date). The notice must provide certain specific information as described in our by-laws. Copies of the by-laws are available to shareholders free of charge upon request to our corporate secretary. Our board of directors will review any shareholder proposals that are filed as required and, with the assistance of the company’s secretary, will determine whether such proposals meet applicable criteria for inclusion in our proxy solicitation materials or consideration at the 2012 annual meeting. In addition, we retain discretion to vote proxies on matters of which we are not properly notified at our principal executive offices on or before the close of business on the applicable 2012 shareholder proposal filing deadline, and also retain that authority under certain other circumstances.

 HOUSEHOLDING OF PROXY MATERIALS

We have adopted a procedure permitted by the SEC rules that is commonly referred to as “householding.” Under this procedure, a single proxy statement and annual report are delivered to multiple shareholders sharing an address unless we receive contrary instructions from any shareholder at that address. We will continue to send a separate proxy card to each shareholder of record. We have adopted this procedure because we believe it reduces the volume of duplicate information shareholders receive and helps to reduce our printing and postage costs. A number of brokers with account holders who are Emmis shareholders will be “householding” our proxy materials and annual reports as well.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker if you hold your Emmis shares through a broker, or notify us directly if you are a shareholder of record by sending us an e-mail at ir@emmis.com, calling us toll-free at (866) 366-4703 or writing to us at Emmis Communications Corporation, Investor Relations, One Emmis Plaza, 40 Monument Circle, Indianapolis, Indiana 46204.

If you currently receive multiple copies of our proxy statement and annual report at your address and would like to request “householding” of your communications, you should contact your broker or, if you are a record holder of Emmis shares, you should submit a written request to our transfer agent, American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, New York 11219.

 WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and file reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Copies of these reports, proxy statements and other information may be obtained at prescribed rates from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room. In addition, the SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, such as us, that file electronically with the SEC. The address of this web site is http://www.sec.gov.

The information contained in this Proxy Statement speaks only as of the date indicated on the cover of this Proxy Statement unless the information specifically indicates that another date applies.

The SEC allows us to “incorporate by reference” information into this Proxy Statement. This means that we can disclose important information by referring to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Proxy Statement. This Proxy Statement and the information we later file with the SEC may update and supersede the information incorporated by reference.  Similarly, the information that we later file with the SEC may update and supersede the information in this Proxy Statement. We incorporate by reference into this Proxy Statement the following documents filed by us with the SEC under the Exchange Act and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the special meeting:

—	our Annual Report on Form 10-K for the fiscal year ended February 28, 2011 (filed on May 10, 2011);

—	our Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2011 (filed on July 13, 2011);

—	our Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2011 (filed on October 13, 2011);

—	our Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2011 (filed on January 12, 2012); and

—	our Current Reports on Form 8-K reporting events of (filing date in parentheses):

March 11, 2011	(March 11, 2011)
March 28, 2011	(March 30, 2011)
April 15, 2011	(April 21, 2011)
June 3, 2011	(June 3, 2011)
June 20, 2011	(June 21, 2011), as amended by Amendment No. 1 on Form 8-K/A (June 24, 2011)
July 13, 2011	(July 18, 2011)
September 1, 2011	(September 2, 2011)
October 3, 2011	(October 5, 2011)
November 10, 2011	(November 14, 2011)
November 14, 2011	(November 15, 2011)
November 15, 2011	(November 16, 2011)
November 22, 2011	(November 22, 2011)
January 24, 2012	(January 30, 2012)
February 28, 2012	(March 2, 2012)
March 7, 2012	(March 12, 2012)
March 8, 2012	(March 8, 2012)

April 2, 2012	(April 2, 2012)
April 12, 2012	(April 16, 2012)

Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference in this Proxy Statement.

PROPOSED AMENDMENTS

EXHIBIT A TO THE
SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION OF
EMMIS COMMUNICATIONS CORPORATION
REFLECTING THE PROPOSED AMENDMENTS DESCRIBED IN THIS PROXY STATEMENT UNDER “PROPOSALS 1-7: APPROVAL OF THE PROPOSED AMENDMENTS”

The following is marked to show the proposed amended and restated version of Exhibit A, with deletions indicated by strikeouts and additions indicated by underlining.

Pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation by the provisions of Article VIII, Section 8.01 of the Corporation’s Amended and Restated Articles of Incorporation, as amended from time to time (the “Articles of Incorporation”), and pursuant to I.C. 23-1-25-2, the Board of Directors hereby creates a series of preferred stock of the Corporation with the following voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof (in addition to the provisions set forth in the Articles of Incorporation which are applicable to the preferred stock of all classes and series):

1.           Designation, Amount and Ranking.

1.1           There shall be created from the 10,000,000 shares of preferred stock, par value $0.01 per share, of the Corporation authorized to be issued pursuant to the Articles of Incorporation, a series of preferred stock, designated as the “6.25 % Series A Non-Cumulative Convertible Preferred Stock,” par value $0.01 per share (the “Preferred Stock”), and the number of shares of such series shall be 2,875,000. Such number of shares may be decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Preferred Stock to a number less than that of the shares of Preferred Stock then outstanding plus the number of shares issuable upon exercise of options or rights then outstanding and, if any portion of the over-allotment option granted by the Corporation pursuant to the Purchase Agreement (as defined in this Exhibit A) expires unexercised, the Board of Directors shall by resolution decrease the number of authorized shares of Preferred Stock by the number of shares subject to the expired portion of such over-allotment option. Any shares of Preferred Stock issued after the Issue Date (as defined in this Exhibit A) pursuant to the over-allotment option granted by the Corporation pursuant to the Purchase Agreement shall, for all purposes, including, without limitation, voting and dividend rights, be deemed issued as of the Issue Date.

1.2           The Preferred Stock, with respect to dividend distributions upon the liquidation, winding-up and dissolution of the Corporation, ranks:
(a)  senior to all classes of the Corporation’s common stock and to each other class of capital stock or series of preferred stock established after the Issue Date by the Board of Directors, the terms of which do not expressly provide that it ranks senior to or on a parity with the Preferred Stock as to dividend distributions and distributions upon the liquidation, winding-up and dissolution of the Corporation;

(b)          ratably with any class of capital stock or series of preferred stock issued by the Corporation established after the Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank on a parity with the Preferred Stock as to dividend distributions and distributions upon the liquidation, winding-up and dissolution of the Corporation; and

(c)          subject to certain conditions which include the affirmative vote or consent of the holders of at least 66 2/3% of the outstanding Preferred Stock, junior to each class of capital stock or series of preferred stock issued by the Corporation established after the Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank senior the Preferred Stock as to dividend distributions and distributions upon liquidation, winding-up and dissolution of the Corporation.

2.           Definitions. As used in this Exhibit A, the following terms shall have the following meanings:

2.1           “Accrued Dividends” shall mean, with respect to any share of Preferred Stock, as of any date, the ~~accrued~~declared and unpaid dividends, if any, on such share from and including the most recent Dividend Payment Date ~~(or the Issue Date, if such date is prior to the first Dividend Payment Date)~~ to but not including such date. “Accumulated Dividends” ~~shall mean, with respect to any share of Preferred Stock, as of any date, the aggregate accumulated and unpaid dividends on such share from the Issue Date until the most recent Dividend Payment Date prior to such date. There shall be no Accumulated Dividends with respect to any share of Preferred Stock prior to the first Dividend Payment Date.~~

2.2           “Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or executive order to close.

~~2.3~~“Change of Control” ~~shall mean any of the following events: (i) the sale,~~
~~lease or transfer, in one or a series of related transactions, of all or substantially all of the Corporation’s assets to any “person or group,” as such terms are used in Section 13(d)(3) of the Exchange Act other than to Permitted Holders; (ii) the adoption of a plan relating to the liquidation or dissolution of the Corporation; (iii) the acquisition, directly or indirectly, by any person or group, as such terms are used in Section 13(d)(3) of the Exchange Act as in effect on the original date of issuance of the Preferred Stock, other than Permitted Holders, of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act as in effect on the original date of issuance of the convertible preferred stock, except that a person will be deemed to have beneficial ownership of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after passage of time) of more than 50% of the Corporation’s total outstanding voting stock; provided, however, that the Permitted Holders beneficially own (as defined in Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the issue date), directly or indirectly, in the aggregate a lesser percentage of the total voting power of the Corporation’s voting stock than such other person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Corporation’s Board of Directors; or (iv) during any period of two consecutive years,~~
~~individuals who at the beginning of such period constituted the Corporation’s Board of Directors, together with any new directors whose election by such Board of Directors or whose nomination for election by the Corporation’s shareholders was approved by a vote of 66 2/3% of the Corporation’s Board of Directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Corporation’s Board of Directors then in office.~~

~~2.4~~“Change of Control Date” ~~shall mean the date on which the Change of~~

~~Control event occurs.~~

~~2.5~~2.3           “Conversion Price” shall mean $78.125, subject to adjustment as set forth in Section 9(c).

~~2.6~~2.4           “Class A Common Stock” shall mean the Class A Common Stock, par value $0.01 per share, of the Corporation, or any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of changes in par value, or from par value to no par value, or as a result of a subdivision, combination, or merger, consolidation or similar transaction in which the Corporation is a constituent corporation.

~~2.7~~2.5           “Class B Common Stock” shall mean the Class B Common Stock par value $0.01 per share, of the Corporation.

~~2.8~~2.6           “Common Stock” shall mean both the Class A Common Stock and the Class B Common Stock of the Corporation.

~~2.9~~2.7           “Dividend Payment Date” shall mean January 15, April 15, July 15 and October 15 of each year, commencing January 15, 2000.

~~2.10~~2.8          “Dividend Record Date” shall mean, with respect to each Dividend Payment Date, a date not more than 60 days nor less than 10 days preceding a Dividend Payment Date, as may be fixed by the Board of Directors.

~~2.11~~2.9          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

~~2.12~~2.10        “Issue Date” shall mean October 26, 1999, the original date of issuance of the Preferred Stock.

~~2.13~~2.11        “Liquidation Preference” shall mean, with respect to each share of Preferred Stock, $50.

~~2.14~~2.12        “Market Capitalization” shall mean as of a given date the product of the Market Value so of such date times the total number of shares of Common Stock outstanding as of such date.

~~2.15~~2.13        “Market Value” shall mean as of a given date the average closing price of the Class A Common Stock for a ten consecutive trading day period, ending on the last trading day immediately preceding such date, on the Nasdaq Stock Market or any national securities exchange or authorized quotation system on which the Corporation’s Class A Common Stock is listed or authorized for quotation, or if the Class A Common Stock is not so listed or authorized for quotation, an amount determined in good faith by the Board of Directors to be the fair value of the Class A Common Stock.

~~2.16~~ “Permitted Holders” ~~means Jeffrey H. Smulyan, his spouse, lineal descendants and ascendants, heirs, executors or other legal representatives and any trusts or other entities established by or for the benefit of any of the foregoing or established by any of the foregoing for charitable purposes, or any other person or entity in which the foregoing persons or entities exercise control.~~

~~2.17~~2.14        “Person” shall mean any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

~~2.18~~2.15        “Purchase Agreement” shall mean that certain Purchase Agreement with respect to the Preferred Stock, dated as of October 26, 1999 among the Corporation, Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co.

3.           Dividends.

3.1           The holders of shares of the outstanding Preferred Stock shall be entitled, when, as and if declared by the Board of Directors out of funds legally available therefor, to receive non-cumulative annual cash dividends at a rate per annum equal to 6.25% (the “Dividend Rate”) of the Liquidation Preference, payable quarterly in arrears. Dividends payable for each full dividend period will be computed by dividing the Dividend Rate by four and shall be payable in arrears, when, as and if declared, on each Dividend Payment Date for the quarterly period ending immediately prior to such Dividend Payment Date, to the holders of record of Preferred Stock at the close of business on the Dividend Record Date applicable to such Dividend Payment Date. ~~Such~~ Notwithstanding the foregoing, dividends ~~shall be cumulative from the Issue Date and shall accrue on a day-to-day basis, whether or not earned or declared, from and after the Issue Date. Dividends on the Preferred Stock which are not declared and paid when due will compound quarterly on each Dividend Payment Date at the Dividend Rate. Dividends payable for any partial dividend period shall be computed on the basis of actual days elapsed over a 360-day year consisting of twelve 30-day months. Notwithstanding anything in this Exhibit A to the contrary, the initial Dividend Payment Date, which shall be for dividends accrued during the period commencing on the Issue Date and ending on January 15, 2000, will be January 15, 2000.~~ that had accumulated but not yet been declared by the Board of Directors as of [the effective date of the articles of amendment giving effect to the Proposed Amendments] shall be cancelled, shall be deemed no longer to be in arrears, and shall not be payable to the holders of shares of the outstanding Preferred Stock.

3.2           Dividends paid on the Preferred Stock shall be payable in cash except to the extent otherwise provided herein.

~~3.3           No dividends or other distributions (other than a dividend or distribution~~

3.3            Dividends and other distributions (including a dividend or distribution payable solely in stock of the Corporation ranking junior to or ratably with the Preferred Stock as to dividends and upon liquidation, dissolution or winding up and cash in lieu of fractional shares) may be declared, made or paid or set apart for payment on the Common Stock or upon any other stock of the Corporation ranking junior to or ratably with the Preferred Stock as to dividends, and no Common Stock or any other stock of the Corporation ranking junior to or ratably with the Preferred Stock as to dividends or upon liquidation, dissolution or winding up, may be redeemed, purchased or otherwise acquired for any consideration (or any money paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (~~except~~including by conversion into or exchange for stock of the Corporation ranking junior to or ratably with the Preferred Stock as to dividends and upon liquidation dissolution or winding up), ~~unless full Accumulated Dividends shall have been or contemporaneously are paid or declared and a sum sufficient for the payment thereof is set apart for such payment~~notwithstanding that dividends on the Preferred Stock ~~for all~~shall not have been paid or declared on one or more Dividend Payment ~~Periods terminating on or prior to the date of such declaration, payment, redemption, purchase or acquisition. Notwithstanding the foregoing, if~~Dates. If full dividends have not been paid to the holders of the Preferred Stock and on any other preferred stock ranking ratably with the Preferred Stock as to dividends, dividends may be declared and paid on the Preferred Stock and such other ratable preferred stock, only so long as the dividends are declared and paid pro rata so that the amounts of dividends declared per share on the Preferred Stock and such other ratable preferred stock will in all cases bear to each other the same ratio that, immediately prior to payment of the dividend on such other ratable stock, ~~Accumulated and~~ Accrued Dividends per share of the Preferred Stock and accrued and unpaid dividends per share of such other ratable preferred stock bear to each other.

3.4           Holders of shares of Preferred Stock shall not be entitled to any dividends on the Preferred Stock, whether payable in cash, property or stock, in excess of ~~full cumulative dividends at the Dividend Rate provided in this Exhibit A~~the amount declared by the Board of Directors. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Preferred Stock which may be in arrears.

3.5           The holders of shares of Preferred Stock at the close of business on a Dividend Record Date will be entitled to receive the dividend payment on those shares, if declared (except that holders of shares called for redemption on a redemption date between the Dividend Record Date and the Dividend Payment Date will be entitled to receive such dividend on such redemption date on the corresponding Dividend Payment Date notwithstanding the subsequent conversion thereof or the Corporation’s default in payment of the dividend due on that Dividend Payment Date).

4.           Optional Redemption.

4.1           The Preferred Stock is not subject to any sinking fund or other similar provisions.

4.2           The Corporation may redeem in cash the Preferred Stock at the stated Liquidation Preference of $50 per share, plus Accrued Dividends, if any.
~~provisions. From April 15, 2001 to October 15, 2002, the Corporation may redeem Preferred Stock (the~~ “Provisional Redemption”) ~~at a redemption premium equal to 104.911% of the Liquidation Preference plus Accumulated Dividends, if any, whether or not declared to the redemption date (the~~ “Provisional Redemption Date”), ~~if the closing price of the Corporation’s Class A Common Stock on the Nasdaq Stock Market, or any national securities exchange or authorized quotation system on which the Corporation’s Class A Common Stock is then listed or authorized for quotation, if not so listed, is greater than 150% of the Conversion Price ($117.1875), as hereafter defined in this Exhibit A, per share for 20 trading days within any 30 consecutive trading day period. If the Corporation undertakes a Provisional Redemption, holders of Preferred Stock that the Corporation calls for redemption will also receive a payment (the~~ “Additional Payment”) ~~in an amount equal to the present value of the aggregate value of the dividends (whether or not declared) that would thereafter have been payable on the Preferred Stock called for redemption from the Provisional Redemption Date to October 15, 2002 (the~~ “Additional Period”). ~~The present value will be calculated using as the discount rate the bond equivalent yield on U.S. Treasury notes or bills having the term nearest in length to that of the Additional Period, calculated as of the day immediately preceding the date on which a notice of Provisional Redemption is mailed. The Corporation will be obligated to make the Additional Payment on all shares of Preferred Stock that the Corporation has called for the Provisional Redemption whether or not those shares of Preferred Stock that the Corporation has called are converted prior to the Provisional Redemption Date.~~

~~4.2Beginning on October 15, 2002, the Corporation may redeem in cash the~~
~~Preferred Stock, during the twelve-month periods commencing on October 15 of the years indicated below, at the following redemption premiums (which are expressed as a percentage of the stated liquidation preference of $50 per share), plus in each case Accrued Dividends and Accumulated Dividends, if any, whether or not declared to the redemption date:~~

~~Year~~	~~Amount~~
~~2002.~~	~~103.571%~~
~~2003.~~	~~102.679%~~
~~2004.~~	~~101.786%~~
~~2005.~~	~~100.893%~~
~~2006.~~	~~100.000%~~

5.           Procedure for Redemption.

5.1           Not less than 30 nor more than 60 days previous to the date fixed for redemption by the Board of Directors, a notice specifying the time and place thereof shall be given to the holders of record of the Preferred Stock to be redeemed by first class mail at their respective addresses as the same shall appear on the books of the Corporation; provided, however, that no failure to mail such notice, nor any defect therein, nor in the mailing thereof, shall affect the validity of the proceedings for the redemption of any of the Preferred Stock to be redeemed. Upon the redemption date, the Corporation shall pay over the redemption price to the holders of the shares upon the endorsement and surrender of the certificates for such shares by the holders of the Preferred Stock.

5.2           On or before any redemption date, each holder of shares of Preferred Stock to be redeemed shall surrender the certificate or certificates representing such shares of Preferred Stock to the Corporation, in the manner and at the place designated in the notice of redemption and on the redemption date, the full redemption price, payable in cash, for such shares of Preferred Stock shall be paid or delivered to the person whose name appears on such certificate or certificates as the owner thereof, and the shares represented by each surrendered certificate shall be returned to authorized but unissued shares of preferred stock of any or no series. Upon surrender (in accordance with the notice of redemption) of the certificate or certificates representing any shares to be so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and the notice of redemption shall so state), such shares shall be redeemed by the Corporation at the redemption price. If fewer than all the shares represented by any such certificate are to be redeemed, a new certificate shall be issued representing the unredeemed shares, without costs to the holder thereof, together with the amount of cash, if any, in lieu of fractional shares.

5.3           If a notice of redemption shall have been given as provided in Section 5.1,~~dividends on~~ the shares of Preferred Stock so called for redemption ~~shall cease to accrue, such shares~~ shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation with respect to shares so called for redemption (except for the right to receive from the Corporation the redemption price)

shall cease (including any right to receive dividends otherwise payable on any Dividend Payment Date that would have occurred after the time and date of redemption) either (i) from and after the time and date fixed in the notice of redemption as the time and date of redemption (unless the Corporation shall default in the payment of the redemption price, in which case such rights shall not terminate at such time and date) or (ii) if the Corporation shall so elect and state in the notice of redemption, from and after the time and date (which date shall be the date fixed for redemption or an earlier date not less than 30 days after the date of mailing of the redemption notice) on which the Corporation shall irrevocably deposit in trust for the holders of the shares of Preferred Stock to be redeemed with a designated bank or trust company doing business in the State of New York, as paying agent, money sufficient to pay at the office of such paying agent, on the redemption date, the redemption price. Any money so deposited with any such paying agent which shall not be required for such redemption shall be returned to the Corporation forthwith. Subject to applicable escheat laws, any moneys so set aside by the Corporation and unclaimed at the end of one year from the redemption date shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of the redemption price without interest. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.

5.4           In the event that fewer than all the outstanding shares of the Preferred Stock are to be redeemed, the shares to be redeemed will be determined pro rata or by lot. From and after the applicable redemption date, unless the Corporation defaults in the payment of the redemption price, dividends on the shares of Preferred Stock to be redeemed on such redemption date will cease to accrue, said shares will no longer be deemed to be outstanding, and all rights of the holders thereof as the Corporation’s shareholders (except the right to receive the redemption price) will cease.

6.	Voting.

6.1           The shares of Preferred Stock shall have no voting rights except as required by law or as set forth in this Section 6.

~~5.5           The Corporation shall not redeem any shares of Preferred Stock if any~~
~~dividends on the Preferred Stock are in arrears unless all dividends on the Preferred Stock in arrears are paid in full.~~

6. Change of Control.

~~6.1Upon the occurrence of a Change of Control of the Corporation, holders of~~
~~Preferred Stock will, if the Market Value as of the Change of Control Date is less than the Conversion Price, have a one-time option (the~~ “Change of Control Option”) ~~to convert all of their outstanding shares of Preferred Stock into shares of the Corporation’s Class A Common Stock at a conversion price equal to the greater of (i) the Market Value as of the Change of Control Date; or (ii) 66.67% of the market price per share of the Corporation’s Class A Common Stock at the close of trading on the date of issuance of the Preferred Stock. The Change of Control Option will be exercisable during a period of not less than 30 days nor more than 60 days commencing on the third business day after notice of the Change of Control is given by the Corporation. In lieu of issuing the shares of the Corporation’s Class A Common Stock issuable upon conversion in the event of a Change of Control, the Corporation may, at its option, make a cash payment equal to the Market Value as of the Change of Control Date of such Class A Common Stock otherwise issuable.~~

~~6.2In the event of a Change of Control, notice of such Change of Control~~
~~shall be given, within five Business Days of the Change of Control Date, by the Corporation by first class mail to each record holder of shares of Preferred Stock, at such holder’s address as the same appears on the books of the Corporation. Each such notice shall state (i) that a Change of Control has occurred; (ii) the last day on which the Change of Control Option may be exercised (the~~ “Expiration Date”); ~~(iii) the name and address of the paying agent; and (iv) the procedures that holders must follow to exercise the Change of Control Option.~~

~~6.3On or before the Expiration Date, each holder of shares of Preferred Stock~~

~~wishing to exercise the Change of Control Option shall surrender the certificate or certificates representing the shares of Preferred Stock to be converted, in the manner and at the place designated in the notice described in Section 6.2, and on such date the cash or shares of Class A Common Stock due to such holder shall be delivered to the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be returned to authorized but unissued shares. Upon surrender (in accordance with the notice described in Section 6.2) of the certificate or certificates representing any shares to be so converted (properly endorsed or assigned for transfer, if the Corporation shall so require and the notice shall so state), such shares shall be converted by the Corporation at the Conversion Price.~~

~~6.4The rights of holders of Preferred Stock pursuant to this Section 6 are in~~
~~addition to, and not in lieu of, the rights of holders of Preferred Stock provided for in Section 9 in this Exhibit A.~~

7. Voting.

~~7.1The shares of Preferred Stock shall have no voting rights except as~~
~~required by law or as set forth in this Section 7. increase or decrease the aggregate number of authorized shares of the class of preferred stock;~~

~~7.2~~                      6.2           If ~~the~~any dividends ~~payable~~that are declared and unpaid on the Preferred Stock are in arrears for six consecutive quarterly periods, the holders of Preferred Stock voting separately as a class with the shares of any other preferred stock or preference securities having similar voting rights will be entitled at the next regular or special meeting of the Corporation’s shareholders to elect two directors to the Corporation’s Board of Directors. Such voting rights and terms of the directors so elected continue until such time as the declared and unpaid dividend arrearage on the Preferred Stock has been paid in full.

~~7.3~~                      6.3           (a) The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding Preferred Stock will be required for the issuance of any class or series of stock, or security convertible into the Corporation’s stock, ranking senior to the Preferred Stock as to ~~dividends,~~ liquidation ~~rights or voting~~ rights and for amendments to the Corporation’s Articles of Incorporation that would adversely affect the rights of holders of the Preferred Stock; provided, however, that any issuance of shares of preferred stock which rank ratably with the Preferred Stock with respect to liquidation rights (including the issuance of additional shares of the Preferred Stock) will not, by itself, be deemed to adversely affect the rights of the holders of the Preferred Stock. In all such cases, each share of Preferred Stock will be entitled to one vote.

(b) Notwithstanding Section 6.1, except as required by law, the holders of shares of Preferred Stock shall not vote as a class separately from the holders of the Common Stock in connection with any vote of shareholders to approve a plan of merger, share exchange or sale, lease, exchange or other disposition of assets, but shall be entitled to vote together with the holders of the Common Stock as a single class.  In all such cases, each share of Preferred Stock will be entitled to one vote per share of Common Stock into which such share of Preferred Stock is then convertible pursuant to Section 8.

~~8~~           7.           Liquidation Rights.

~~8.1~~                      7.1           In the event of any dissolution, voluntary or involuntary liquidation or winding-up of the Corporation, the holders of the shares of Preferred Stock shall be entitled to receive and to be paid out of the assets of the Corporation available for distribution to stockholders, before any payment or distribution is made to holders of the Corporation’s Common Stock or any other class or series of stock of the Corporation ranking junior to the Preferred Stock upon liquidation, the Liquidation Preference plus ~~Accumulated~~Accrued Dividends, if any, with respect to each share.

~~8.2~~                      7.2           Neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Corporation nor the merger or consolidation of the Corporation into or with any other corporation, or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, voluntary or involuntary liquidation or winding up, for the purposes of this Section ~~8~~7.

~~8.3~~                      7.3           After the payment to the holders of the shares of Preferred Stock of full preferential amounts provided for in this Section ~~8~~7, the holders of Preferred Stock as such shall have no right or claim to any of the remaining assets of the Corporation.

~~8.4~~                      7.4           If upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the amounts payable with respect to the Liquidation Preference and ~~Accumulated~~Accrued Dividends, if any, on the Preferred Stock and any other shares of the Corporation’s stock ranking as to any distribution ratably with the Preferred Stock are not paid in full, the holders of the Preferred Stock and of such other shares will share pro rata in proportion to the Liquidation Preference plus ~~Accumulated~~Accrued Dividends, if any, thereon.

~~9~~8.           Conversion.

(a)
Subject to compliance with the provisions of this Section ~~9~~8, each outstanding share of the Preferred Stock shall be convertible at any time at the option of the holder into that number of whole shares of the Corporation’s Class A Common Stock as is equal to the Liquidation Preference, divided by an initial conversion price of $78.125, equivalent to 0.6400 shares of Class A Common Stock per share of Preferred Stock, subject to adjustment as described in Section ~~9~~8(c). The initial conversion price and the conversion price as adjusted are referred to in this Exhibit A as the Conversion Price. A share of Preferred Stock called for redemption will be convertible into shares of Class A Common Stock up to and including, but not after, the close of business on the date fixed for redemption unless the Corporation defaults in the payment of the amount payable upon redemption.

To exercise the conversion right, the holder of each share of Preferred Stock to be converted shall surrender the Certificate representing such share, if certificated, duly endorsed or assigned to the Corporation or in blank, at the office of the transfer agent, together with written notice of the election to convert executed by the holder (the “Conversion Notice”) specifying the number of shares of Preferred Stock to be converted, the name in which the shares of Class A Common Stock deliverable upon conversion shall be registered, and the address of the named person. If the shares of Preferred Shares are not certificated, the holder must deliver evidence of ownership satisfactory to the Corporation and the transfer agent. Unless the shares of Class A Common Stock deliverable upon conversion are to be issued in the same name as the name in which the shares of Preferred Stock to be converted are registered, the holder must also deliver to the transfer agent an instrument of transfer, in form satisfactory to the Corporation, duly executed by the holder or the holder’s duly authorized attorney, together with an amount sufficient to pay any transfer or similar tax in connection with the issuance and delivery of such shares of Class A Common Stock in such name (or evidence reasonably satisfactory to the Corporation demonstrating that such taxes have been paid).

As promptly as practicable after compliance with the provisions of the foregoing paragraph, the Corporation shall deliver or cause to be delivered at the office where such certificates are surrendered to or upon the written order of the holder thereof a certificate or certificates representing the number of shares of Class A Common Stock into which such Preferred Stock may be converted in accordance with the provisions of this Section ~~9~~8, registered in such name or names as are duly specified in the Conversion Notice. Such conversion shall be deemed to have been effected at the close of business on the date the holder has complied with the provisions of the foregoing paragraph, and the rights with respect to the shares of Preferred Stock so converted, including the rights, if any, to receive notices, will terminate at that time, except only (i) the rights of holders of such shares of Preferred Stock to receive certificates for the number of shares of Class A Common Stock into which such shares of Preferred Stock have been converted; and (ii) the right of holders of such shares of the Preferred Stock at the close of business on a Dividend Record Date to receive, on the corresponding Dividend Payment Date, the dividend declared on such shares for payment on such Dividend Payment Date.

If the last day for the exercise of the conversion right shall not be a Business Day, then such conversion right may be exercised on the next preceding Business Day.

(b)           Upon and after conversion of shares of the Preferred Stock, the Corporation shall have no obligation to pay any undeclared ~~Accumulated Dividends~~ or Accrued Dividends.

(c)           The Conversion Price shall be subject to adjustment as follows:

(i)           In case the Corporation shall at any time or from time to time make a redemption payment or pay a dividend or make another distribution payable in shares of the Corporation’s Common Stock to all holders of any class of the Corporation’s capital stock, other than the issuance of shares of Class A Common Stock in connection with the conversion of Preferred Stock, then, the Conversion Price in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Corporation) so that the holder of any share of Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Class A Common Stock that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such share of Preferred Stock been converted into shares of Class A Common Stock immediately prior to the occurrence of such event. An adjustment made pursuant to this Section ~~9~~98(c)(i) shall become effective retroactively in the case of any such dividend or distribution, to the day immediately following the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution.

(ii)          In case the Corporation shall at any time or from time to time issue to all holders of its Common Stock rights, options or warrants entitling the holders thereof to subscribe for or purchase shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) at a price per share less than the Market Value as of the record date of such issuance (treating the price per share of any security convertible or exchangeable or exercisable into Common Stock as equal to (A) the sum of the price paid to acquire such security convertible, exchangeable or exercisable into Common Stock plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such security into Common Stock divided by (B) the number of shares of Common Stock into which such convertible, exchangeable or exercisable security is initially convertible, exchangeable or exercisable), other than (I) issuances of such rights, options or warrants if the holder of Preferred Stock would be entitled to receive such rights, options or warrants upon conversion at any time of shares of Preferred Stock, or if such rights, options, and warrants have expired or been redeemed by the Corporation prior to conversion and (II) issuances that are subject to certain triggering events (until such time as such triggering events occur), then, the Conversion Price then in effect shall be adjusted by dividing the Conversion Price in effect on the day immediately prior to the record date of such issuance by a fraction (y) the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock issued or to be issued upon or as a result of the issuance of such rights, options or warrants (or the maximum number into or for which such convertible or exchangeable securities initially may convert or exchange or for which such options, warrants or other rights initially may be exercised) and (z) the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock  which the aggregate consideration for the total number of such additional shares of Common Stock so issued (or into or for which such convertible or exchangeable securities may convert or exchange or for which such options, warrants or other rights may be exercised plus the aggregate amount of any additional consideration initially payable upon the conversion, exchange or exercise of such security) would purchase at the Market Value as of such record date; provided, that if the Corporation distributes rights or warrants (other than those referred to above in this subparagraph 8(c)(ii)) pro rata to the holders of Common Stock, so long as such rights or warrants have not expired or been redeemed by the Corporation, (y) the holder of any Preferred Stock surrendered for conversion shall be entitled to receive upon such conversion, in addition to the shares of Class A Common Stock then issuable upon such conversion (the “Conversion Shares”), a number of rights or warrants to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of rights or warrants of separate certificates evidencing such rights or warrants (the “Distribution Date”), the same number of rights or warrants to which a holder of a number of shares of Class A Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions applicable to the rights or warrants and (ii) if such conversion occurs after the Distribution Date, the same number of rights or warrants to which a holder of the number of shares of Class A Common Stock into which such Preferred Stock was convertible immediately prior to such Distribution Date would have been entitled on such Distribution Date had such Preferred Stock been converted immediately prior to such Distribution Date in accordance with the terms and Provisions applicable to the rights and warrants, and (z) the Conversion Price shall not be subject to adjustment on account of any declaration, distribution or exercise of such rights or warrants.

(iii)         In case the Corporation shall at any time or from time to time subdivide the outstanding shares of Common Stock into a larger number of shares, combine the outstanding shares of Common Stock into a smaller number of shares, or issue any shares of its capital stock in a reclassification of the Common Stock, then, the Conversion Price in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Corporation) so that the holder of any share of Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such share of Preferred Stock been converted into shares of Class A Common Stock immediately prior to the occurrence of such event. An adjustment made pursuant to this Section ~~9~~8(c)(iii) shall become effective retroactively in the case of any such subdivision, combination, or reclassification, to the close of business on the date upon which such corporate action becomes effective.

(iv)         In case the Corporation shall at any time or from time to time pay a dividend or distribute to all holders of shares of the Corporation’s Common Stock (other than a dividend or distribution subject to ~~9~~8(c)(ii)) pursuant to any shareholder rights plan, “poison pill” or similar arrangement and excluding regular dividends and distributions paid exclusively in cash and dividends payable upon the Preferred Stock, then, the Conversion Price in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Corporation) so that the holder of any share of Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Class A Common Stock that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such share of Preferred Stock been converted into shares of Class A Common Stock immediately prior to the occurrence of such event. An adjustment made pursuant to this Section ~~9~~8(c)(iv) shall become effective retroactively in the case of any such dividend or distribution, to the day immediately following the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution.

(v)          In case the Corporation shall at any time or from time to time (A) make a distribution to all holders of shares of its Common Stock consisting exclusively of cash (excluding any cash portion of distributions referred to in paragraph (iv) above, or cash distributed upon a merger or consolidation to which (B) of this paragraph below applies), that, when combined together with (x) all other such all-cash distributions made within the then-preceding 12 months in respect of which no adjustment has been made and (y) any cash and the fair market value of any other consideration paid or payable in respect of any tender offer by the Corporation or any of its subsidiaries for shares of Common Stock concluded within the then-preceding 12 months in respect of which no adjustment pursuant to this Section ~~9~~98(c) has been made, in the aggregate exceeds 15% of the Corporation’s Market Capitalization as of the record date of such distribution; (B) complete a tender or exchange offer which the Corporation or any of its subsidiaries makes for shares of the Corporation’s Common Stock that involves an aggregate consideration that, together with (x) any cash and other consideration payable in a tender or exchange offer by the Corporation or any of its subsidiaries for shares of the Corporation’s Common Stock expiring within the then preceding 12 months in respect of which no adjustment has been made and (y) the aggregate amount of any such all-cash distributions referred to in (A) of this paragraph to all holders of shares of Common Stock within the then preceding 12 months in respect of which no adjustments have been made, exceeds 15% of the Corporation’s Market Capitalization as of the date of the first public announcement of such tender or exchange offer (the “Announcement Date”); or (C) make a distribution to all holders of its Common Stock consisting of evidences of indebtedness, shares of its capital stock other than Common Stock or assets (including securities, but excluding those dividends, rights, options, warrants and distributions referred to in this Section ~~9~~8(c)), then (1) in the case of (A) and (C) above, the Conversion Price then in effect shall be adjusted by dividing the Conversion Price in effect immediately prior to the date of such distribution by a fraction (x) the numerator of which shall be the Market Value as of the record date referred to below and (y) the denominator of which shall be such Market Value less the then fair market value (as determined by the Board of Directors of the Corporation) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or paid in such tender or exchange offer, for which no adjustment has been made, applicable to one share of Common Stock (assuming that the distribution and/or tender or exchange offer consideration is paid to the holders of all outstanding shares of Common Stock on the record date for the determination of shareholders entitled to receive such distribution) (but such denominator not to be less than one), and (2) in the case of (B) above, the Conversion Price then in effect shall be adjusted by dividing the Conversion Price in effect immediately prior to the expiration of such tender or exchange offer (the “Expiration Time”) by a fraction (which shall not be less than one) (x) the numerator of which shall be equal to the product of (a) the Market Value as of the Announcement Date and (b) the number of shares of Common Stock outstanding (including any tendered shares) on the date of the Expiration Time less the number of all shares of Common Stock validly tendered, not withdrawn and accepted for payment up to any maximum specified in the terms of the tender offer or exchange offer (such validly tendered shares, up to any such maximum, being referred to as the “Purchased Shares”) and (y) the denominator of which shall be equal to (a) the product of (I) the Market Value as of the Announcement Date and (II) the number of shares of Common Stock outstanding (including any tendered shares) on the date of the Expiration Time less (b) the fair market value (as determined by the Board of Directors of the Corporation) of the cash, evidences of indebtedness, securities or other assets paid in such tender or exchange offer or so distributed for which no adjustment has been made (assuming in the case of any tender offer or exchange offer, the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares); provided, however, that no adjustment shall be made with respect to any distribution of rights to purchase securities of the Corporation if the holder of shares of Preferred Stock would otherwise be entitled to receive such rights upon Conversion at any time of shares of Preferred Stock into shares of Class A Common Stock unless such rights are subsequently redeemed by the Corporation, in which case such redemption shall be treated for purposes of this Section ~~9~~8(c)(v) as a dividend on the Common Stock. Such adjustment shall be made whenever any such distribution is made or tender or exchange offer is completed, as the case may be, and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution (or in the case of a tender or exchange offer, immediately prior to the opening of business on the day after the Expiration Time). For purposes of determining the fair market value of any cash, evidences of indebtedness, securities or other assets paid in any tender or exchange offer (the “Tender Consideration”) in clause (1)(y) above, only the excess (if any) of the Tender Consideration over the product of the Market Value as of the Announcement Date for such tender or exchange offer and the number of shares of Common Stock purchased in such tender of exchange offer shall be included in such calculation.

Notwithstanding the foregoing, with respect to the Company’s tender offer for up to 20,250,000 shares of Class A Common Stock as set forth in the Offer to Purchase dated May 16, 2005, as amended from time to time thereafter (the “2005 Tender Offer”), the Conversion Price shall be adjusted as follows: the Conversion Price then in effect shall be adjusted to the number equal to (a) the Liquidation Preference divided by (b) the sum of (i) a fraction the numerator of which shall equal the Liquidation Preference and the denominator of which shall be the Conversion Price in effect immediately prior to the close of business on the date of the Expiration Time for the 2005 Tender Offer plus (ii) the product of (x) 0.386 and (y) a fraction the numerator of which shall be the purchase price paid in the 2005 Tender Offer for all shares of Class A Common Stock that are validly tendered and not withdrawn and accepted for payment in accordance with the terms of the 2005 Tender Offer and the denominator of which shall be 400,000,000.

(vi)        In the case the Corporation at any time or from time to time shall take any action affecting its Common Stock (it being understood that the issuance or sale of shares of Class A Common Stock (or securities convertible into or exchangeable for shares of Class A Common Stock, or any options, warrants or other rights to acquire shares of Class A Common Stock) to any Person at a price per share less than the Conversion Price then in effect shall not be deemed such an action), other than an action described in any of Section ~~9~~8(c)(i) through Section ~~9~~8(c)(v), inclusive, or Section ~~9~~8(g), then the Conversion Price shall be adjusted in such manner and at such time as the Board of Directors of the Corporation in good faith determines to be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the holders of the Preferred Stock).

(vii)           ~~(iv)~~ Notwithstanding anything in this Exhibit A to the contrary, no adjustment under this Section ~~9~~8(c) need be made to the Conversion Price unless such adjustment would require an increase or decrease of at least 1% of the Conversion Price then if effect. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, if any, which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of such Conversion Price. Notwithstanding anything to the contrary, no Conversion Price adjustment will be made as a result of the issuance of the Corporation’s Class A Common Stock on conversion of the Preferred Stock. Each event requiring adjustment to the Conversion Price will require only a single adjustment even though more than one of the foregoing adjustment clauses may be applicable to such event.

(viii)           ~~(v)~~ The Corporation reserves the right to make such reductions in the Conversion Price in addition to those required in the foregoing provisions as it considers advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights will not be taxable to the recipients. In the event the Corporation elects to make such a reduction in the Conversion Price, the Corporation will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder if and to the extent that such laws and regulations are applicable in connection with the reduction of the Conversion Price.

(d)           If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter (and before the dividend or distribution has been paid or delivered to stockholders) legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the Conversion Price then in effect shall be required by reason of the taking of such record.

(e)           Upon any increase or decrease in the Conversion Price, then, and in each such case, the Corporation promptly shall deliver to each registered holder of Preferred Stock a certificate signed by an authorized officer of the Corporation, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Conversion Price then in effect following such adjustment.

(f)           No fractional shares or scrip representing fractional shares of Class A Common Stock shall be issued upon the conversion of any shares of Preferred Stock. If more than one share of Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Class A Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate Liquidation Preference of the shares of Preferred Stock so surrendered. If the conversion of any share or shares of Preferred Stock results in a fraction, an amount equal to such fraction multiplied by the last reported sale price of the Class A Common Stock on the Nasdaq Stock Market (or on such other national securities exchange or authorized quotation system on which the Class A Common Stock is then listed for trading or authorized for quotation or, if the Class A Common Stock is not then so listed or authorized for quotation, an amount determined in good faith by the Board of Directors to be the fair value of the Class A Common Stock) at the close of business on the trading day next preceding the day of conversion shall be paid to such holder in cash by the Corporation.

(g)           In the event of any capital reorganization or reclassification or other change of outstanding shares of Class A Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value), or in the event of any consolidation or merger of the Corporation with or into another Person (other than a consolidation or merger in which the Corporation is the resulting or surviving Person and which does not result in any reclassification or change of outstanding Class A Common Stock), or in the event of any sale or other disposition to another Person of all or substantially all of the assets of the Corporation (other than any assets not owned directly or indirectly by the Corporation and its subsidiaries) (computed on a consolidated basis) (any of the foregoing, a “Transaction”), each share of Preferred Stock then outstanding shall, without the consent of any holder of Preferred Stock, ~~become convertible only~~ be converted into the right to receive the kind and amount of shares of stock or other securities (of the Corporation or another issuer) or property or cash receivable upon such Transaction by a holder of the number of shares of Class A Common Stock into which such share of Preferred Stock could have been converted immediately prior to such Transaction after giving effect to any adjustment event.  The provisions of this Section ~~9~~8(g) ~~and any equivalent thereof in any such certificate similarly shall apply to successive Transactions. The provisions of this Section 9(g)~~ shall be the sole right of holders of Preferred Stock in connection with any Transaction and such holders shall have no separate vote thereon.

(h)           In the event of any distribution by the Corporation to its stockholders of all or substantially all of its assets (other than any assets not owned directly or indirectly by the Corporation and its subsidiaries) (computed on a consolidated basis), each holder of Preferred Stock will participate pro rata in such distribution based on the number of shares of Class A Common Stock into which such holders’ shares of Preferred Stock would have been convertible immediately prior to such distribution.

(i)                       The Corporation shall at all times reserve and keep available for issuance upon the conversion of the Preferred Stock such number of its authorized but unissued shares of Class A Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Preferred Stock, and shall take all action required to increase the authorized number of shares of Class A Common Stock if at any time there shall be insufficient unissued shares of Class A Common Stock to permit such reservation or to permit the conversion of all outstanding shares of Preferred Stock.

(j)           The issuance or delivery of certificates for Class A Common Stock upon the conversion of shares of Preferred Stock shall be made without charge to the converting holder of shares of Preferred Stock for such certificates or for any documentary stamp or similar issue or transfer tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or in such names as may be directed by, the holders of the shares of Preferred Stock converted; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the shares of Preferred Stock converted, and the Corporation shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Corporation the amount of such tax or shall have established to the reasonable satisfaction of the Corporation that such tax has been paid.

~~10~~           9.           Other Provisions.

~~10.1~~9.1                      With respect to any notice to a holder of shares of Preferred Stock required to be provided hereunder, neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other holders or affect the legality or validity of any distribution, rights, warrant, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up, or the vote upon any such action. Any notice which was mailed in the manner provided in this Exhibit A shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

~~10.2~~9.2                      Shares of Preferred Stock issued and reacquired will be retired and canceled promptly after reacquisition thereof and, upon compliance with the applicable requirements of Indiana law, have the status of authorized but unissued shares of preferred stock of the Corporation undesignated as to series and may with any and all other authorized but unissued shares of preferred stock of the Corporation be designated or redesignated and issued or reissued, as the case may be, as part of any series of preferred stock of the Corporation, except that any issuance or reissuance of shares of Preferred Stock must be in compliance with this Certificate of Designation.

~~10.3~~                      9.3           The shares of Preferred Stock shall be issuable only in whole shares.

~~10.4~~9.4                      All notices periods referred to in this Exhibit A shall commence on the date of the mailing of the applicable notice.

~~11.~~	Redemption Upon Going Private Transaction.

~~11.1 If a Going Private Redemption Transaction (as defined below) occurs, the holders of the Preferred Stock shall have the right to require that the Corporation redeem all or a portion of their outstanding shares of Preferred Stock on the date that is the first anniversary of the Going Private Redemption Transaction (or, if such date is not a Business Day, on the next Business Day) (such date, the “Going Private Redemption Date”) at a redemption price per share equal to 100% of the Liquidation Preference plus Accrued Dividends and Accumulated Dividends, if any, whether or not declared to the Going Private Redemption Date (the “Going Private Redemption Price”) in accordance with the terms of this Section 11. “Going Private Redemption Transaction” shall mean a Going Private Transaction (as defined in Article III of the Corporation’s Second Amended and Restated Articles of Incorporation) in which a Permitted Holder or an Affiliate of Smulyan (as defined in Article III of the Corporation’s Second Amended and Restated Articles of Incorporation) participates, which does not otherwise constitute a Change of Control.~~

~~11.2 At least 30 days prior to the Going Private Redemption Date, the Corporation shall provide a notice (the “Going Private Redemption Notice”) by first class mail to each record holder of shares of Preferred Stock, at such holder’s address as the same appears on the books of the Corporation. Each such notice shall state (i) that a Going Private Redemption Transaction has occurred and that each holder has the right to require the Corporation to redeem all or a portion of such holder’s shares of Preferred Stock at a redemption price per share equal to 100% of the Liquidation Preference plus Accrued Dividends and Accumulated Dividends, if any, whether or not declared to the Going Private Redemption Date; (ii) the last day on which a holder may elect to have all or a portion of its shares of Preferred Stock redeemed; (iii) the procedures that holders must follow to have their Preferred Stock redeemed; and (iv) the Going Private Redemption Date; provided, however, that no failure to mail such notice, nor any defect therein, nor in the mailing thereof, shall affect the validity of the proceedings for the redemption of any of the Preferred Stock to be redeemed owned by the other holders to whom such notice was duly given. On the Going Private Redemption Date, the Corporation shall pay over the Going Private Redemption Price to the holders of the shares of Preferred Stock who have validly elected to have all or a portion of their shares redeemed upon the endorsement and surrender of the certificates for such shares of Preferred Stock by the holders thereof.~~

~~11.3 On or before the Going Private Redemption Date, each holder of shares of Preferred Stock to be redeemed shall surrender the certificate or certificates representing such shares of Preferred Stock to the Corporation, in the manner and at the place designated in the Going Private Redemption Notice and on the Going Private Redemption Date, the full Going Private Redemption Price, payable in cash, for such shares of Preferred Stock to be redeemed shall be paid or delivered to the person whose name appears on such certificate or certificates as the owner thereof, and the shares represented by each surrendered certificate shall be returned to authorized but unissued shares of preferred stock of any or no series. Upon surrender (in accordance with the Going Private Redemption Notice) of the certificate or certificates representing any shares to be so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and the Going Private Redemption Notice shall so state), such shares shall be redeemed by the Corporation at the Going Private Redemption Price. If fewer than all the shares represented by any such certificate are to be redeemed, a new certificate shall be issued representing the unredeemed shares, without cost to the holder thereof, together with the amount of cash, if any, in lieu of fractional shares.~~

~~11.4 If a Going Private Redemption Notice shall have been given as provided in Section 11.2 and a holder shall have validly elected to have all or a portion of its shares of Preferred Shares redeemed, dividends on such shares of Preferred Stock to be redeemed shall cease to accrue, such shares shall no longer be deemed to be outstanding, and all rights of the~~
~~holders thereof as shareholders of the Corporation with respect to shares so called for redemption (except for the right to receive from the Corporation the Going Private Redemption Price) shall cease (including any right to receive dividends otherwise payable on any Dividend Payment Date that would have occurred after the time and date of such redemption) either (i) from and after the Going Private Redemption Date (unless the Corporation shall default in the payment of the Going Private Redemption Price, in which case such rights shall not terminate at such date) or (ii) if the Corporation shall so elect and state in the Going Private Redemption Notice, from and after the time and date (which date shall be the Going Private Redemption Date or an earlier date not less than 30 days after the date of mailing of the Going Private Redemption Notice) on which the Corporation shall establish an account and irrevocably deposit for the holders of the shares of Preferred Stock to be redeemed with a designated bank or trust company doing business in the State of New York, as paying agent (the “Principal Agent”), money sufficient to pay at the office of such paying agent, on the Going Private Redemption Date, the Going Private Redemption Price. The holders of the Preferred Stock or their appointed representatives shall have a perfected first priority security interest in such account. Any money so deposited with any such Principal Agent which shall not be required for such redemption shall be returned to the Corporation forthwith. Subject to applicable escheat laws, any moneys so set aside by the Corporation and unclaimed at the end of one year from the Going Private Redemption Date shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of the Going Private Redemption Price without interest. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.~~

~~11.5 Immediately prior to the consummation of a Going Private Redemption Transaction, the Corporation shall establish a dividend account with a designated bank or trust company doing business in the State of New York (the “Dividend Agent”). The holders of the Preferred Stock or their appointed representatives shall have a perfected first priority security interest in such account (the “Preferred Shareholder Dividend Security Account”). The Corporation shall deposit with such Dividend Agent money sufficient to pay all dividends payable pursuant to Section 3 of this Exhibit A to the holders of all outstanding shares of Preferred Stock for each Dividend Payment Date occurring after the consummation of the Going Private Redemption Transaction and on or prior to the Going Private Redemption Date. On each Dividend Payment Date occurring after the consummation of the Going Private Redemption Transaction, the Dividend Agent shall release from such account money sufficient to pay the dividends then due and payable on the outstanding shares of Preferred Stock. Any money so held which shall not be used to pay such dividends shall be returned to the Corporation forthwith and in any event following the Going Private Redemption Date, all such money so held shall be released to the Corporation (unless the Corporation shall default in the payment of the Going Private Redemption Price). Any interest accrued on the funds or investment income in respect of such funds shall be paid to the Corporation from time to time. In connection with any Going Private Redemption Transaction, the Company shall disclose in the 13e-3 disclosure document filed in connection therewith the terms of the Preferred Shareholder Dividend Security Account and shall attach as an exhibit thereto the definitive documentation to be entered into in connection therewith.~~

~~11.6 The Corporation shall comply, to the extent applicable, with the requirements of Section 13(e) and 14(e) of the Exchange Act and any other securities laws or regulations in connection with redemption of the Preferred Stock pursuant to this Section 11. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 11, the Corporation shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 11 by virtue of its compliance with such securities laws or regulations.~~

~~11.7 The rights of holders of Preferred Stock pursuant to this Section 11 are in addition to the rights of holders of Preferred Stock provided for in Sections 6 and 9 of this Exhibit A.~~

EMMIS COMMUNICATIONS CORP. 40 MONUMENT CIRCLE INDIANAPOLIS, IN 46204
VOTE BY INTERNET –
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE –
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to              .

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Class A Common Stock

The Board of Directors recommends you vote FOR proposals 1, 2, 3, 4, 5, 6, 7 and 8.
	For	Against	Abstain

1. Proposal to amend Exhibit A to the Articles of Incorporation to cancel the amount of undeclared dividends in respect of the Preferred Stock that is accumulated but undeclared on or prior to the effectiveness of the Proposed Amendments.
	☐	☐	☐

2. Proposal to amend Exhibit A to the Articles of Incorporation to change the designation of the Preferred Stock from “Cumulative” to “Non-Cumulative” and change the rights of the holders of the Preferred Stock such that dividends or distributions on the Preferred Stock will not accumulate unless declared by the board of directors and subsequently not paid (and thereby effectively cancel associated rights to elect directors in the event of dividend arrearages).
	☐	☐	☐

3. Proposal to amend Exhibit A to the Articles of Incorporation to cancel the restrictions on Emmis’ ability to pay dividends or make distributions on, or repurchase, its Common Stock or other junior stock prior to paying accumulated but undeclared dividends or distributions on the Preferred Stock.
	☐	☐	☐

4. Proposal to amend Exhibit A to the Articles of Incorporation to change the ability of the holders of the Preferred Stock to require Emmis to repurchase all of such holders’ Preferred Stock upon certain going-private transactions in which an affiliate of Mr. Smulyan participates that do not constitute a change of control transaction, to cause the holders of the Preferred Stock to no longer have such ability.
	☐	☐	☐

5. Proposal to amend Exhibit A to the Articles of Incorporation to change the ability of the holders of the Preferred Stock to convert all of such Preferred Stock to Class A Common Stock upon a change of control at specified conversion prices to cause the holders of the Preferred Stock to no longer have such ability.
	☐	☐	☐

6. Proposal to amend Exhibit A to the Articles of Incorporation to change the ability of holders of the Preferred Stock to vote as a separate class on a plan of merger, share exchange, sale of assets or similar transaction to the ability to vote with the Common Stock on an as-converted basis (except as may otherwise be required by law).
	☐	☐	☐

7.  Proposal to amend Exhibit A to the Articles of Incorporation to change the conversion price adjustment applicable to certain merger, reclassification and other transactions to provide that the Preferred Stock converts into the right to receive property that would have been receivable had such Preferred Stock been converted into Class A Common Stock immediately prior to such transaction.
	☐	☐	☐

8.  Proposal to authorize the board of directors, in their discretion, to amend the Articles of Incorporation to effect, at any time until the earlier of (i) the 2013 Annual Meeting or (ii) June 30, 2013, a reverse stock split within the Approved Range.

In their discretion, the Proxies are authorized to vote on any other business that may properly come before the meeting and any adjournments or postponements of the meeting.
	☐	☐	☐

For address changes/comments, mark here. (see reverse for instructions)	Yes No

Please indicate if you plan to attend this meeting	Yes No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement are available at www.proxyvote.com.

EMMIS COMMUNICATIONS CORPORATION
One Emmis Plaza
40 Monument Circle
Indianapolis, Indiana 46204

This Proxy is Solicited on Behalf of the Emmis Communications Corporation Board of Directors

The undersigned hereby appoints J. Scott Enright and Patrick M. Walsh, and each of them individually, as attorneys-in-fact and proxies, with full power of substitution (the “Proxy”), to vote as designated on the reverse side all shares of Class A Common Stock of Emmis Communications Corporation which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on         ,          , 2012, at            , local time, at One Emmis Plaza, 40 Monument Circle, Indianapolis, Indiana 46204 and at any adjournment thereof.

Address change/comments: _______________________________________________________

       _____________________________________________________________________________

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

EMMIS COMMUNICATIONS CORP. 40 MONUMENT CIRCLE INDIANAPOLIS, IN 46204
VOTE BY INTERNET –
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE –
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to               .

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

6.25% Series A Cumulative Convertible Preferred Stock	For	Against	Abstain

1. Proposal to amend Exhibit A to the Articles of Incorporation to cancel the amount of undeclared dividends in respect of the Preferred Stock that is accumulated but undeclared on or prior to the effectiveness of the Proposed Amendments.
	☐	☐	☐

2. Proposal to amend Exhibit A to the Articles of Incorporation to change the designation of the Preferred Stock from “Cumulative” to “Non-Cumulative” and change the rights of the holders of the Preferred Stock such that dividends or distributions on the Preferred Stock will not accumulate unless declared by the board of directors and subsequently not paid (and thereby effectively cancel associated rights to elect directors in the event of dividend arrearages).
	☐	☐	☐

3. Proposal to amend Exhibit A to the Articles of Incorporation to cancel the restrictions on Emmis’ ability to pay dividends or make distributions on, or repurchase, its Common Stock or other junior stock prior to paying accumulated but undeclared dividends or distributions on the Preferred Stock.
	☐	☐	☐

4. Proposal to amend Exhibit A to the Articles of Incorporation to change the ability of the holders of the Preferred Stock to require Emmis to repurchase all of such holders’ Preferred Stock upon certain going-private transactions in which an affiliate of Mr. Smulyan participates that do not constitute a change of control transaction, to cause the holders of the Preferred Stock to no longer have such ability.
	☐	☐	☐

5. Proposal to amend Exhibit A to the Articles of Incorporation to change the ability of the holders of the Preferred Stock to convert all of such Preferred Stock to Class A Common Stock upon a change of control at specified conversion prices to cause the holders of the Preferred Stock to no longer have such ability.
	☐	☐	☐

6. Proposal to amend Exhibit A to the Articles of Incorporation to change the ability of holders of the Preferred Stock to vote as a separate class on a plan of merger, share exchange, sale of assets or similar transaction to the ability to vote with the Common Stock on an as-converted basis (except as may otherwise be required by law).
	☐	☐	☐

7.  Proposal to amend Exhibit A to the Articles of Incorporation to change the conversion price adjustment applicable to certain merger, reclassification and other transactions to provide that the Preferred Stock converts into the right to receive property that would have been receivable had such Preferred Stock been converted into Class A Common Stock immediately prior to such transaction.
	☐	☐	☐

For address changes/comments, mark here. (see reverse for instructions)	Yes No

Please indicate if you plan to attend this meeting	Yes No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement are available at www.proxyvote.com.

EMMIS COMMUNICATIONS CORPORATION
One Emmis Plaza
40 Monument Circle
Indianapolis, Indiana 46204

This Proxy is Solicited on Behalf of the Emmis Communications Corporation Board of Directors

The undersigned hereby appoints J. Scott Enright and Patrick M. Walsh, and each of them individually, as attorneys-in-fact and proxies, with full power of substitution (the “Proxy”), to vote as designated on the reverse side all shares of 6.25% Series A Cumulative Convertible Preferred Stock of Emmis Communications Corporation which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on            ,          , 2012, at            , local time, at One Emmis Plaza, 40 Monument Circle, Indianapolis, Indiana 46204 and at any adjournment thereof.

Address change/comments: _______________________________________________________

       _____________________________________________________________________________

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side